UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

# Putnam Dynamic Asset Allocation Balanced Fund

**Semiannual report**
**3 | 31 | 17**

**Asset allocation funds** invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

May 11, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Balanced Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 15.

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Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the six-month reporting period ended March 31, 2017?

Early in the period uncertainty regarding the U.S. elections had caused considerable volatility in global stock markets. Averages trended downward on daily news reports and speculation about potential election outcomes. After the win by Donald Trump however, U.S. markets began to rally strongly in anticipation of stimulus policies to come from the new administration in conjunction with a Congress held by the same political party. Economic growth was expected through tax reform, infrastructure spending, and business deregulation. International stocks, by contrast, continued to tread water as investors considered negative effects on international trade made possible by Trump’s campaign rhetoric and rising populist sentiment in other countries.

Global markets eventually joined the rally during the first quarter of 2017. Strong readings in the United States for business and consumer confidence, increases in inventories, and upticks to inflation suggested the economy was on a firm footing. Continued investor

Dynamic Asset Allocation Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Balanced Fund

expectations for potential tax and regulatory reform championed by the new administration also proved supportive. International developed-market stocks, initially down during the last quarter of 2016, improved during the first three months of 2017, as investors began focusing on relatively solid economic fundamentals in Europe and Japan. Emerging-market stocks also ended the six-month period with positive performance as investors warmed to riskier assets and immediate trade restrictions were not forthcoming.

In the final month of the period, however, the post-election market rally seemed to lose some of its steam amid increasing political and policy uncertainties in the United States and Europe. Health-care legislation backed by the Trump administration failed in Congress, the United Kingdom took steps to proceed with plans to exit the European Union, and campaign politics heated up in France, posing additional risks to the EU. U.S. economic growth remained stable, however, and in mid-March the Federal Reserve, having raised rates a quarter point in December, again raised its short-term interest rate to a target range of 0.75% to 1.00%.

How did Putnam Dynamic Asset Allocation Balanced Fund perform during the six-month period ended March 31, 2017?

Putnam Dynamic Asset Allocation Balanced Fund performed in line with our expectations, finishing the period in positive territory, though it did underperform its primary benchmark, the all-equity Russell 3000 Index [a broad index of U.S. stocks]. It outperformed its secondary benchmark, the Putnam Balanced Blended Benchmark, which contains both stocks and bonds. Strong equity market performance during the period, and strong security selection within our allocation, had a meaningful impact on the fund’s results. Although U.S. investment-grade bonds did not perform well, U.S. high-yield bonds contributed positively to fund performance.

What was the fund’s asset allocation strategy during the period, and how did it affect performance?

Our tactical asset allocation approach during the six-month period, in particular our preference for equities over rate-sensitive fixed income, aided performance. We favored U.S. equities, which outperformed international developed-market stocks, and our preference for smaller-cap U.S. stocks was also rewarded. Small caps outperformed large-cap stocks during the period, largely in response to expectations that the incoming U.S. president would promote a tax agenda that favors small companies.

At the stock-selection level, results were mixed during the period. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad market. During the first half of the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. International developed equity selection, which uses a similar process, also added value. During the second half of the period, stock selection in U.S. large-cap and in international stocks slightly underperformed our respective benchmarks. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was a notable positive contributor.

How did you use derivatives during the period?

We used a variety of derivatives to help mitigate volatility and, in some cases, to seek to enhance fund performance. Positive contributors to fund

Dynamic Asset Allocation Balanced Fund 7

performance included futures contracts used in an effort to manage exposure to equity market risk and hedge interest-rate risk, an expression of our preference for equities over rate-sensitive fixed income.

How did fixed-income markets perform during the period ending March 31, 2017?

After entering the period on a rally, investment-grade bonds declined in price during October, and continued to sell off substantially throughout the last quarter of 2016 amid rising inflation expectations and in anticipation of future short-term rate hikes by the Fed. The Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was down 2.18% for the six-month period. As interest rates increase, prices of bonds generally fall, and as mentioned, the Fed raised the federal funds rate 25 basis points in December and again in March, communicating the expectation of further increases in 2017. High-yield bonds, in contrast, outperformed investment-grade bonds during the period as measured by the JP Morgan Developed High Yield Index, which gained 5.13% as investors showed greater comfort with risk and as the yield spread of high-yield bonds above U.S. Treasuries narrowed.

What is your outlook?

Currently, the fund’s asset allocation remains relatively close to strategic weightings, which reflect our view about the markets — that they are performing based on healthy fundamentals, including solid economic growth and corporate earnings in most parts of the world and in the United States. Internationally, Japanese stocks have become attractive, in our view, as corporate earnings have been relatively strong and stock prices are competitively valued. While we continue to keep an eye on political developments in Europe, markets there have not, at least to date, overreacted to Brexit; we believe stock prices appear to be well supported overall.

In the United States, stocks are likely to continue to outperform relative to rate-sensitive bonds, we believe, and investors appear patient and realistic about expectations for promised corporate tax reform and business-friendly regulatory changes. Whether that patience

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

continues if changes are not forthcoming is something that we will monitor closely. We have reduced our overweight to stocks slightly.

Looking forward, with one rate increase already on the books this year, we expect that the Fed may raise rates a bit more aggressively than some investors currently assume. We believe fundamentals, including energy prices, continue to suggest an evolution toward more normal, higher interest rates in the United States. Outside the United States, we expect this will eventually happen as well, as central banks move away from quantitative easing. This means that rate-sensitive bonds will continue to be under pressure, we believe, and we may find other fixed-income sectors, including high yield and mortgages, more attractive.

Thank you, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/7/94)
Before sales charge	7.04%	70.27%	5.47%	51.31%	8.64%	18.84%	5.92%	11.18%	5.83%

After sales charge	6.77	60.48	4.84	42.61	7.36	12.01	3.85	4.79	–0.25

Class B (2/11/94)
Before CDSC	6.77	60.58	4.85	45.58	7.80	16.10	5.10	10.25	5.40

After CDSC	6.77	60.58	4.85	43.58	7.50	13.10	4.19	5.25	0.40

Class C (9/1/94)
Before CDSC	6.21	57.95	4.68	45.58	7.80	16.10	5.10	10.28	5.47

After CDSC	6.21	57.95	4.68	45.58	7.80	16.10	5.10	9.28	4.47

Class M (2/6/95)
Before sales charge	6.52	61.86	4.93	47.37	8.06	16.95	5.36	10.57	5.52

After sales charge	6.35	56.19	4.56	42.21	7.30	12.85	4.11	6.70	1.82

Class P (8/31/16)
Net asset value	7.31	74.61	5.73	53.20	8.91	19.72	6.18	11.53	6.03

Class R (1/21/03)
Net asset value	6.76	65.82	5.19	49.28	8.34	17.84	5.62	10.80	5.69

Class R5 (7/2/12)
Net asset value	7.31	74.47	5.72	53.09	8.89	19.65	6.16	11.38	5.96

Class R6 (7/2/12)
Net asset value	7.33	75.49	5.79	53.98	9.02	20.09	6.29	11.56	6.01

Class Y (7/5/94)
Net asset value	7.31	74.54	5.73	53.15	8.90	19.68	6.17	11.49	5.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees

10 Dynamic Asset Allocation Balanced Fund

are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 3000 Index	9.36%	106.84%	7.54%	85.72%	13.18%	32.21%	9.76%	18.07%	10.19%

Putnam Balanced
Blended Benchmark	—†	80.67	6.09	49.79	8.42	19.80	6.21	11.06	5.17

Lipper Mixed-Asset
Target Allocation
Moderate Funds	6.87	55.91	4.49	35.86	6.28	12.59	4.00	9.86	4.34
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 592, 587, 523, 448, 351, and 32 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/17

									Class	Class
Distributions	Class A		Class B	Class C	Class M		Class P	Class R	R5	R6	Class Y

Number	2		2	2	2		2	2	2	2	2

Income	$0.106		$0.053	$0.056	$0.071		$0.134	$0.090	$0.125	$0.132	$0.124

Capital gains

Long-term gains	0.125		0.125	0.125	0.125		0.125	0.125	0.125	0.125	0.125

Short-term gains	—		—	—	—		—	—	—	—	—

Total	$0.231		$0.178	$0.181	$0.196		$0.259	$0.215	$0.250	$0.257	$0.249

	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value

9/30/16	$14.02	$14.88	$13.96	$13.66	$13.99	$14.50	$14.05	$13.91	$14.04	$14.05	$14.05

3/31/17	14.60	15.49	14.53	14.22	14.56	15.09	14.63	14.48	14.62	14.63	14.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Balanced Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/16	1.00%*	1.75%*	1.75%*	1.50%*	0.60%†	1.25%*	0.74%	0.64%	0.75%*

Annualized expense ratio for the
six-month period ended 3/31/17	0.99%	1.74%	1.74%	1.49%	0.59%	1.24%	0.73%	0.63%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.08	$8.91	$8.91	$7.63	$3.03	$6.36	$3.75	$3.24	$3.80

Ending value (after expenses)	$1,058.30	$1,054.00	$1,054.70	$1,055.20	$1,060.30	$1,056.90	$1,059.60	$1,060.10	$1,059.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.99	$8.75	$8.75	$7.49	$2.97	$6.24	$3.68	$3.18	$3.73

Ending value (after expenses)	$1,020.00	$1,016.26	$1,016.26	$1,017.50	$1,021.99	$1,018.75	$1,021.29	$1,021.79	$1,021.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to

14 Dynamic Asset Allocation Balanced Fund

the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND)* is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the United States and Canada.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND)*, and 5% the JPMorgan Developed High Yield Index.

*Net dividends (ND) indexes reflect the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Balanced Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 17

The fund’s portfolio 3/31/17 (Unaudited)

COMMON STOCKS (53.1%)*	Shares	Value

Basic materials (1.8%)

Akzo Nobel NV (Netherlands)	9,925	$823,004

Albemarle Corp.	2,700	285,228

ArcelorMittal SA (France) †	42,088	354,077

Asahi Kasei Corp. (Japan)	81,000	785,772

Ashland Global Holdings, Inc.	434	53,734

BASF SE (Germany)	29,484	2,922,662

Bemis Co., Inc.	1,169	57,117

Boliden AB (Sweden)	62,961	1,876,045

Cabot Corp.	12,600	754,866

Celanese Corp. Ser. A	5,900	530,115

Compagnie De Saint-Gobain (France)	5,176	265,790

Covestro AG (Germany)	13,473	1,037,155

CRH PLC (Ireland)	7,430	262,123

Evonik Industries AG (Germany)	47,737	1,556,548

Fletcher Building, Ltd. (New Zealand)	14,866	86,703

Fortescue Metals Group, Ltd. (Australia)	102,198	486,434

Fresnillo PLC (Mexico)	10,864	211,795

Glencore PLC (United Kingdom) †	105,438	413,682

Hitachi Chemical Co., Ltd. (Japan)	19,600	542,244

Hitachi Metals, Ltd. (Japan)	9,000	126,273

Johnson Matthey PLC (United Kingdom)	19,514	753,032

Kajima Corp. (Japan)	46,000	299,973

Kumagai Gumi Co., Ltd. (Japan)	156,000	406,359

Kuraray Co., Ltd. (Japan)	35,400	536,739

LafargeHolcim, Ltd. (Switzerland)	11,735	693,568

LANXESS AG (Germany)	4,091	274,469

Mitsubishi Chemical Holdings Corp. (Japan)	107,400	830,992

Mitsubishi Gas Chemical Co., Inc. (Japan)	19,000	394,575

Mitsubishi Materials Corp. (Japan)	5,700	172,541

Newmont Mining Corp.	74,900	2,468,704

Nucor Corp.	2,300	137,356

Packaging Corp. of America	33,700	3,087,594

Reliance Steel & Aluminum Co.	18,198	1,456,204

Rio Tinto PLC (United Kingdom)	25,873	1,040,401

Rio Tinto, Ltd. (Australia)	8,011	370,039

RPC Group PLC (United Kingdom)	31,343	306,892

Sherwin-Williams Co. (The)	19,404	6,018,927

Shin-Etsu Chemical Co., Ltd. (Japan)	5,200	450,452

Sika AG (Switzerland)	42	252,004

Skanska AB (Sweden)	69,331	1,632,565

Sociedad Quimica y Minera de Chile SA ADR (Chile)	6,300	216,531

Sonoco Products Co.	1,047	55,407

Steel Dynamics, Inc.	118,900	4,132,964

Taisei Corp. (Japan)	87,000	633,764

Timken Co. (The)	30,700	1,387,640

UPM-Kymmene OYJ (Finland)	49,061	1,152,489

voestalpine AG (Austria)	8,812	346,884

Yara International ASA (Norway)	29,156	1,122,612

		44,063,044

18 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.1%)* cont.	Shares	Value

Capital goods (3.5%)

ABB, Ltd. (Switzerland)	2,314	$54,128

ACS Actividades de Construccion y Servicios SA (Spain)	32,774	1,115,154

Airbus SE (France)	4,773	363,201

Allison Transmission Holdings, Inc.	142,809	5,149,693

Atlas Copco AB Class A (Sweden)	11,477	405,124

Avery Dennison Corp.	30,532	2,460,879

AviChina Industry & Technology Co., Ltd. (China)	55,000	38,146

BAE Systems PLC (United Kingdom)	40,014	322,108

Berry Plastics Group, Inc. †	1,170	56,827

BWX Technologies, Inc.	30,186	1,436,854

Carlisle Cos., Inc.	17,481	1,860,153

Crane Co.	7,300	546,259

Crown Holdings, Inc. †	111,536	5,905,831

Cummins, Inc.	46,600	7,045,920

Daikin Industries, Ltd. (Japan)	1,200	120,561

General Dynamics Corp.	1,524	285,293

GKN PLC (United Kingdom)	36,167	164,624

HD Supply Holdings, Inc. †	54,000	2,220,750

Hitachi High-Technologies Corp. (Japan)	600	24,441

Honeywell International, Inc.	3,429	428,179

Huntington Ingalls Industries, Inc.	13,500	2,703,240

Jacobs Engineering Group, Inc.	38,800	2,144,864

Johnson Controls International PLC	10,771	453,675

JTEKT Corp (Japan)	27,400	425,533

Komatsu, Ltd. (Japan)	11,300	294,502

Kyudenko Corp. (Japan)	12,800	348,945

L3 Technologies, Inc.	55,509	9,175,083

MAN SE (Germany)	2,610	269,052

Mitsubishi Electric Corp. (Japan)	102,100	1,464,598

Northrop Grumman Corp.	35,216	8,375,773

NSK, Ltd. (Japan)	81,000	1,158,286

Oshkosh Corp.	29,800	2,043,982

Parker Hannifin Corp.	31,400	5,034,048

Quanta Services, Inc. †	83,900	3,113,529

Raytheon Co.	55,538	8,469,545

Saab AB Class B (Sweden)	7,166	302,534

Schindler Holding AG Part. Cert. (Switzerland)	1,391	263,716

SMC Corp./Japan (Japan)	600	177,418

Spirit AeroSystems Holdings, Inc. Class A	39,500	2,287,840

Sumitomo Heavy Industries, Ltd. (Japan)	34,000	236,989

Thales SA (France)	8,649	836,497

Vinci SA (France)	8,663	686,657

Waste Management, Inc.	56,693	4,134,054

WESCO International, Inc. †	11,900	827,645

		85,232,130

Communication services (1.7%)

ACC Claims Holdings, LLC Class A (Units) F	221,940	1,332

AT&T, Inc.	4,508	187,307

BCE, Inc. (Canada)	11,146	493,497

Dynamic Asset Allocation Balanced Fund 19

COMMON STOCKS (53.1%)* cont.	Shares	Value

Communication services cont.

BT Group PLC (United Kingdom)	138,100	$550,567

Cable One, Inc.	800	499,576

Com Hem Holding AB (Sweden)	40,397	462,999

Comcast Corp. Class A	5,768	216,819

Eutelsat Communications SA (France)	5,998	133,924

InterXion Holding NV (Netherlands) †	6,300	249,228

Juniper Networks, Inc.	200,599	5,582,670

KDDI Corp. (Japan)	33,500	879,251

Nippon Telegraph & Telephone Corp. (Japan)	62,900	2,684,818

NTT DoCoMo, Inc. (Japan)	53,400	1,243,506

Orange SA (France)	43,625	677,843

PCCW, Ltd. (Hong Kong)	461,000	271,682

SFR Group SA (France) †	12,516	393,752

Sky PLC (United Kingdom)	44,130	539,635

Spark New Zealand, Ltd. (New Zealand)	129,184	316,953

Telecom Italia SpA RSP (Italy)	276,080	201,453

Telstra Corp., Ltd. (Australia)	513,240	1,827,257

Verizon Communications, Inc.	502,891	24,515,936

Vodafone Group PLC (United Kingdom)	209,698	546,743

		42,476,748

Conglomerates (0.4%)

Danaher Corp.	54,500	4,661,385

Mitsubishi Corp. (Japan)	21,900	473,192

Orkla ASA (Norway)	71,170	637,415

Siemens AG (Germany)	21,873	2,996,100

		8,768,092

Consumer cyclicals (7.3%)

Adecco Group AG (Switzerland)	3,717	264,029

Adidas AG (Germany)	3,101	589,842

Amazon.com, Inc. †	230	203,904

Aramark	65,150	2,402,081

Aristocrat Leisure, Ltd. (Australia)	55,407	760,687

Asahi Glass Co., Ltd. (Japan)	23,000	186,347

Automatic Data Processing, Inc.	4,691	480,311

AutoZone, Inc. †	430	310,912

Basso Industry Corp. (Taiwan)	97,000	294,748

Berkeley Group Holdings PLC (The) (United Kingdom)	2,249	90,366

Booz Allen Hamilton Holding Corp.	46,400	1,642,096

Bridgestone Corp. (Japan)	8,100	327,623

Carter’s, Inc.	11,213	1,006,927

CBS Corp. Class B (non-voting shares)	3,073	213,143

CCC SA (Poland)	2,229	133,773

Christian Dior SE (France)	3,903	906,858

Cie Generale des Etablissements Michelin (France)	6,722	816,422

Clorox Co. (The)	38,433	5,181,921

Compass Group PLC (United Kingdom)	120,444	2,272,619

Cox & Kings, Ltd. (India)	88,287	314,344

Criteo SA ADR (France) †	5,300	264,947

Dai Nippon Printing Co., Ltd. (Japan)	61,000	657,505

20 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.1%)* cont.	Shares	Value

Consumer cyclicals cont.

Daito Trust Construction Co., Ltd. (Japan)	1,700	$233,553

Dalata Hotel Group PLC (Ireland) †	148,005	705,776

Discovery Communications, Inc. Class A † S	320,300	9,317,527

Dixons Carphone PLC (United Kingdom)	26,307	104,681

Dolby Laboratories, Inc. Class A	12,500	655,125

Dollar General Corp.	4,457	310,787

Electrolux AB Ser. B (Sweden)	21,799	605,997

Euronet Worldwide, Inc. †	6,300	538,776

Fiat Chrysler Automobiles NV (Italy) †	98,527	1,077,363

Flight Centre Travel Group, Ltd. (Australia)	10,286	226,954

Ford Motor Co.	41,400	481,896

Fuji Heavy Industries, Ltd. (Japan)	16,500	605,133

Hakuhodo DY Holdings, Inc. (Japan)	13,500	160,065

Harvey Norman Holdings, Ltd. (Australia)	244,065	844,689

Hasbro, Inc.	44,023	4,394,376

Hino Motors, Ltd. (Japan)	16,700	202,056

Home Depot, Inc. (The)	40,167	5,897,721

Hyatt Hotels Corp. Class A † S	12,973	700,283

Industrivarden AB Class A (Sweden)	32,338	747,401

International Game Technology PLC	19,400	459,780

Interpublic Group of Cos., Inc. (The)	26,983	662,972

ISS A/S (Denmark)	7,029	265,795

John Wiley & Sons, Inc. Class A	10,573	568,827

KAR Auction Services, Inc.	30,200	1,318,834

Kimberly-Clark Corp.	72,066	9,486,048

Kingfisher PLC (United Kingdom)	440,870	1,801,266

Lagardere SCA (France)	8,259	243,263

Lear Corp.	20,400	2,888,232

Liberty SiriusXM Group Class A †	40,000	1,556,800

Lowe’s Cos., Inc.	207,264	17,039,173

LSC Communications, Inc.	19,300	485,588

Madison Square Garden Co. (The) Class A †	121	24,165

Magna International, Inc. (Canada)	3,200	138,097

Marks & Spencer Group PLC (United Kingdom)	175,919	742,778

Masco Corp.	85,500	2,906,145

Matahari Department Store Tbk PT (Indonesia)	83,800	82,854

Mazda Motor Corp. (Japan)	39,300	565,866

Michaels Cos., Inc. (The) †	56,500	1,265,035

MSC Industrial Direct Co., Inc. Class A	14,300	1,469,468

Namco Bandai Holdings, Inc. (Japan)	11,500	343,977

News Corp. Class A	73,500	955,500

News Corp. Class B	1,559	21,047

Nintendo Co., Ltd. (Japan)	2,500	580,145

Nippon Television Holdings, Inc. (Japan) UR	19,900	342,660

Nissan Motor Co., Ltd. (Japan)	58,000	559,265

NVR, Inc. †	850	1,790,848

Omnicom Group, Inc.	169	14,569

Owens Corning	38,700	2,375,019

Panasonic Corp. (Japan)	18,100	204,525

Dynamic Asset Allocation Balanced Fund 21

COMMON STOCKS (53.1%)* cont.	Shares	Value

Consumer cyclicals cont.

Peugeot SA (France) †	35,511	$715,044

PVH Corp.	42,635	4,411,443

Ralph Lauren Corp.	98,800	8,064,056

Randstad Holding NV (Netherlands)	8,708	502,572

RELX NV (United Kingdom)	29,074	538,440

RELX PLC (United Kingdom)	25,328	496,311

Renault SA (France)	8,608	747,773

Ross Stores, Inc.	88,200	5,809,734

RR Donnelley & Sons Co.	29,600	358,456

RTL Group SA (Belgium)	7,133	574,516

Scotts Miracle-Gro Co. (The) Class A	21,247	1,984,257

Securitas AB Class B (Sweden)	28,149	439,796

ServiceMaster Global Holdings, Inc. †	26,121	1,090,552

Sony Corp. (Japan)	15,200	514,176

Square, Inc. Class A † S	271,600	4,693,248

Suzuki Motor Corp. (Japan)	3,100	128,700

TABCORP Holdings, Ltd. (Australia)	308,462	1,119,408

Taylor Wimpey PLC (United Kingdom)	239,345	579,060

TJX Cos., Inc. (The)	166,782	13,189,121

Toppan Printing Co., Ltd. (Japan)	36,000	367,017

Toro Co. (The)	17,400	1,086,804

TransUnion †	47,200	1,810,120

TUI AG (Germany)	15,046	208,494

Twenty-First Century Fox, Inc.	9,222	298,701

Vail Resorts, Inc.	123	23,604

Valeo SA (France)	22,612	1,505,966

Vantiv, Inc. Class A †	22,005	1,410,961

Visteon Corp. †	16,600	1,625,970

Wal-Mart Stores, Inc.	111,200	8,015,296

Walt Disney Co. (The)	129,900	14,729,361

William Hill PLC (United Kingdom)	261,713	953,534

Wolters Kluwer NV (Netherlands)	20,329	845,033

World Fuel Services Corp.	839	30,414

WPP PLC (United Kingdom)	148,267	3,254,582

Yamaha Motor Co., Ltd. (Japan)	17,400	419,019

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	113,000	444,206

Zee Entertainment Enterprises, Ltd. (India)	26,264	216,612

		181,492,462

Consumer staples (5.5%)

Altria Group, Inc.	54,006	3,857,109

Aryzta AG (Switzerland)	14,341	460,304

Ashtead Group PLC (United Kingdom)	55,397	1,147,297

Associated British Foods PLC (United Kingdom)	14,519	474,054

B2W Cia Digital (Rights) (Brazil) †	14,261	6,833

B2W Cia Digital (Brazil) †	44,400	175,155

Beiersdorf AG (Germany)	2,099	198,685

British American Tobacco PLC (United Kingdom)	40,644	2,698,913

Bunge, Ltd.	44,100	3,495,366

Campbell Soup Co.	68,400	3,915,216

22 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.1%)* cont.	Shares	Value

Consumer staples cont.

Church & Dwight Co., Inc.	1,336	$66,626

Coca-Cola Amatil, Ltd. (Australia)	259,563	2,145,672

Colgate-Palmolive Co.	4,673	342,017

ConAgra Foods, Inc.	102,100	4,118,714

Constellation Brands, Inc. Class A	202	32,738

Coty, Inc. Class A	1,026	18,601

CVS Health Corp.	4,082	320,437

Darden Restaurants, Inc.	44,500	3,723,315

Delivery Hero Holding GmbH (acquired 6/12/15, cost $123,232) (Private)
(Germany) †∆∆F	16	105,134

Dr. Pepper Snapple Group, Inc.	18,800	1,840,896

Energizer Holdings, Inc.	22,600	1,259,950

FabFurnish GmbH (acquired various dates from 8/2/13 to 8/31/16,
cost $1) (Private) (Brazil) †∆∆F	2	2

General Mills, Inc.	4,571	269,735

Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Brazil) †∆∆F	518	4,533

Greencore Group PLC (Ireland)	74,928	230,750

Heineken Holding NV (Netherlands)	3,299	262,440

Heineken NV (Netherlands)	4,757	404,966

Henkel AG & Co. KGaA (Preference) (Germany)	6,017	770,914

Hershey Co. (The)	46,255	5,053,359

Imperial Brands PLC (United Kingdom)	19,716	955,234

Ingredion, Inc.	20,800	2,504,944

ITOCHU Corp. (Japan)	85,000	1,206,324

J Sainsbury PLC (United Kingdom)	263,463	872,436

Jardine Cycle & Carriage, Ltd. (Singapore)	8,900	279,054

Kao Corp. (Japan)	15,400	844,351

Kerry Group PLC Class A (Ireland)	11,688	918,947

Koninklijke Ahold Delhaize NV (Netherlands)	115,631	2,474,504

Lamb Weston Holdings, Inc.	39,100	1,644,546

Liberty Interactive Corp. †	11,900	529,312

ManpowerGroup, Inc.	21,500	2,205,255

Marine Harvest ASA (Norway)	49,199	750,058

McDonald’s Corp.	118,480	15,356,193

METRO AG (Germany)	61,040	1,952,221

Nestle SA (Switzerland)	18,603	1,427,286

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) †∆∆F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) †∆∆F	1	1

Nomad Foods, Ltd. (United Kingdom) †	18,291	209,432

PepsiCo, Inc.	140,320	15,696,195

Philip Morris International, Inc.	5,583	630,321

Pinnacle Foods, Inc.	34,600	2,002,302

Pool Corp.	4,891	583,643

Procter & Gamble Co. (The)	33,792	3,036,211

Reckitt Benckiser Group PLC (United Kingdom)	2,765	252,407

Recruit Holdings Co., Ltd. (Japan)	2,400	122,447

Seven & i Holdings Co., Ltd. (Japan)	5,500	215,494

Dynamic Asset Allocation Balanced Fund 23

COMMON STOCKS (53.1%)* cont.	Shares	Value

Consumer staples cont.

Shiseido Co., Ltd. (Japan)	14,400	$378,981

SMS Co., Ltd. (Japan)	17,100	433,606

Sodexo SA (France)	2,390	281,099

Spectrum Brands Holdings, Inc. S	9,900	1,376,199

Sysco Corp.	126,879	6,587,558

Tate & Lyle PLC (United Kingdom)	134,609	1,289,342

Tyson Foods, Inc. Class A	124,700	7,695,237

Ulta Salon, Cosmetics & Fragrance, Inc. †	16,300	4,649,249

Unilever NV ADR (Netherlands)	7,651	380,108

Unilever PLC (United Kingdom)	1,552	76,604

US Foods Holding Corp. †	535	14,969

Walgreens Boots Alliance, Inc.	117,300	9,741,765

Watsco, Inc.	16,200	2,319,516

WH Group, Ltd. (Hong Kong)	1,052,000	906,955

Wilmar International, Ltd. (Singapore)	150,000	378,525

WM Morrison Supermarkets PLC (United Kingdom)	228,050	685,737

Wolseley PLC (United Kingdom)	7,494	471,340

X5 Retail Group NV GDR (Russia) †	9,142	307,628

Yum! Brands, Inc.	46,600	2,977,740

		135,021,008

Energy (3.1%)

Baker Hughes, Inc.	101,900	6,095,658

BP PLC (United Kingdom)	11,635	66,699

California Resources Corp. †	31	466

Cenovus Energy, Inc. (Canada)	20,400	230,520

Cenovus Energy, Inc. (Canada)	3,100	35,083

Cheniere Energy, Inc. †	5,100	241,077

Cimarex Energy Co.	47,800	5,711,622

Dril-Quip, Inc. †	392	21,384

EnCana Corp. (Canada)	48,700	570,550

EOG Resources, Inc.	2,400	234,120

Exxon Mobil Corp.	175,749	14,413,175

Halcon Resources Corp. †	6,477	49,873

JX Holdings, Inc. (Japan)	72,500	356,020

Koninklijke Vopak NV (Netherlands)	1,406	61,309

Milagro Oil & Gas, Inc. (Units) F	89	7,209

Nabors Industries, Ltd.	50,300	657,421

Norsk Hydro ASA (Norway)	39,202	227,646

OMV AG (Austria)	54,125	2,129,760

ONEOK, Inc.	125,300	6,946,632

Parsley Energy, Inc. Class A †	271,900	8,839,469

Phillips 66	1,386	109,799

QEP Resources, Inc. †	37,400	475,354

Repsol SA (Spain)	119,833	1,850,452

Rowan Cos. PLC Class A †	40,500	630,990

Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	21,393	561,765

Royal Dutch Shell PLC Class A (United Kingdom)	13,135	344,936

Royal Dutch Shell PLC Class B (United Kingdom)	50,990	1,395,576

SandRidge Energy, Inc. †	3,243	59,963

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.1%)* cont.	Shares	Value

Energy cont.

Schlumberger, Ltd.	6,376	$497,966

Suncor Energy, Inc. (Canada)	18,041	553,908

Superior Energy Services, Inc. †	31,700	452,042

TechnipFMC PLC (United Kingdom) †	3,297	107,153

Tervita Corp. Class A (Canada)	127	931

Total SA (France)	72,060	3,644,961

Valero Energy Corp.	145,200	9,625,308

Vestas Wind Systems A/S (Denmark)	9,023	733,630

Williams Cos., Inc. (The)	263,600	7,799,924

Woodside Petroleum, Ltd. (Australia)	13,637	334,231

		76,074,582

Financials (10.0%)

3i Group PLC (United Kingdom)	242,138	2,273,794

Admiral Group PLC (United Kingdom)	15,186	378,438

AerCap Holdings NV (Ireland) †	5,400	248,238

Aflac, Inc.	76,012	5,504,789

Ageas (Belgium)	3,592	140,402

AGNC Investment Corp. R	115,580	2,298,886

AIA Group, Ltd. (Hong Kong)	137,800	868,841

Alleghany Corp. †	48	29,504

Allianz SE (Germany)	16,129	2,987,894

Allstate Corp. (The)	71,301	5,810,318

Ally Financial, Inc.	129,847	2,639,790

American Financial Group, Inc.	8,274	789,505

Ameriprise Financial, Inc.	41,400	5,368,752

Amundi SA (France)	2,864	168,989

Annaly Capital Management, Inc. R	222,880	2,476,197

Apartment Investment & Management Co. Class A R	32,200	1,428,070

Apple Hospitality REIT, Inc. R	48,000	916,800

Aspen Insurance Holdings, Ltd.	10,350	538,718

Associated Banc-Corp.	942	22,985

Assured Guaranty, Ltd.	34,089	1,265,043

Australia & New Zealand Banking Group, Ltd. (Australia)	46,325	1,126,183

AXA SA (France)	77,572	2,007,193

Banco Macro SA ADR (Argentina)	2,900	251,430

Banco Santander SA (Spain)	172,415	1,056,691

Bank of Ireland (Ireland) †	854,468	214,213

Bank of Montreal (Canada)	4,905	366,367

Bank of New York Mellon Corp. (The)	3,447	162,802

Bank of Nova Scotia (The) (Canada)	6,769	396,006

Barratt Developments PLC (United Kingdom)	50,847	348,155

Berkshire Hathaway, Inc. Class B †	1,647	274,522

BNP Paribas SA (France)	38,915	2,591,751

Brandywine Realty Trust R	45,902	744,989

Brixmor Property Group, Inc. R	79,100	1,697,486

Broadridge Financial Solutions, Inc.	1,348	91,597

Camden Property Trust R	22,800	1,834,488

Can Fin Homes, Ltd. (India)	3,976	129,897

Canadian Imperial Bank of Commerce (Canada)	711	61,308

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (53.1%)* cont.	Shares	Value

Financials cont.

Capital One Financial Corp.	2,269	$196,632

Challenger, Ltd. (Australia)	123,879	1,187,776

Chimera Investment Corp. R	54,304	1,095,855

Chubb, Ltd.	3,054	416,108

Citigroup, Inc.	384,000	22,970,880

Colony NorthStar, Inc. Class A R	122,000	1,575,020

CoreLogic, Inc. †	14,617	595,204

Corporate Office Properties Trust R	909	30,088

Credicorp, Ltd. (Peru)	1,561	254,911

Credit Agricole SA (France)	62,915	852,395

Credit Suisse Group AG (Switzerland)	11,618	172,823

Daiwa Securities Group, Inc. (Japan)	42,000	255,742

Danske Bank A/S (Denmark)	8,701	296,330

DBS Group Holdings, Ltd. (Singapore)	16,500	228,831

DGB Financial Group, Inc. (South Korea)	47,791	463,679

Discover Financial Services	72,622	4,966,619

DNB ASA (Norway)	13,412	212,594

Dubai Islamic Bank PJSC (United Arab Emirates) †	81,921	124,903

Duke Realty Corp. R	68,600	1,802,122

E*Trade Financial Corp. †	155,700	5,432,373

East West Bancorp, Inc.	23,100	1,192,191

Equity Commonwealth † R	21,567	673,322

Equity Lifestyle Properties, Inc. R	10,934	842,574

Equity Residential Trust R	65,144	4,053,260

Eurazeo SA (France)	3,569	235,031

Euronext NV 144A (France)	2,054	89,631

Everest Re Group, Ltd.	432	101,006

First Hawaiian, Inc.	56,300	1,684,496

Forest City Realty Trust, Inc. Class A R	58,800	1,280,664

Foxtons Group PLC (United Kingdom)	104,394	125,890

Fukuoka Financial Group, Inc. (Japan)	95,000	411,300

Gaming and Leisure Properties, Inc. R	19,700	658,374

Goldman Sachs Group, Inc. (The)	79,400	18,239,768

Goodman Group (Australia) R	35,190	208,091

Hamilton Lane, Inc. Class A †	3,862	72,104

Hana Financial Group, Inc. (South Korea)	4,560	150,668

Hanover Insurance Group, Inc. (The)	264	23,776

Hartford Financial Services Group, Inc. (The)	89,900	4,321,493

HCP, Inc. R	107,800	3,371,984

HDFC Bank, Ltd. (India)	18,734	416,181

Hibernia REIT PLC (Ireland) R	493,373	655,281

Highwoods Properties, Inc. R	27,009	1,326,952

HomeServe PLC (United Kingdom)	16,612	117,594

HSBC Holdings PLC (United Kingdom)	91,332	744,824

Iida Group Holdings Co., Ltd. (Japan)	19,100	293,028

Industrial Bank of Korea (South Korea)	70,859	773,030

ING Groep NV GDR (Netherlands)	100,414	1,517,914

Insurance Australia Group, Ltd. (Australia)	66,823	308,869

Intercontinental Exchange, Inc.	2,770	165,840

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.1%)* cont.	Shares	Value

Financials cont.

Investor AB Class B (Sweden)	51,980	$2,188,106

JPMorgan Chase & Co.	335,817	29,498,165

Kennedy-Wilson Holdings, Inc.	12,849	285,248

Kerry Properties, Ltd. (Hong Kong)	182,000	631,139

KKR & Co. LP	8,800	160,424

Liberty Property Trust R	27,492	1,059,817

Lincoln National Corp.	44,600	2,919,070

Lloyds Banking Group PLC (United Kingdom)	145,445	120,854

Macerich Co. (The) R	797	51,327

Mapfre SA (Spain)	139,927	479,916

Marsh & McLennan Cos., Inc.	2,973	219,675

Medibank Private, Ltd. (Australia)	26,957	58,078

MFA Financial, Inc. R	71,463	577,421

Mid-America Apartment Communities, Inc. R	5,496	559,163

Mitsubishi UFJ Financial Group, Inc. (Japan)	330,177	2,075,136

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	152,200	758,744

Mitsui Fudosan Co., Ltd. (Japan)	18,000	383,832

Mizuho Financial Group, Inc. (Japan)	1,556,600	2,852,299

Morgan Stanley	65,700	2,814,588

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	1,374	268,825

Natixis SA (France)	38,636	238,069

New World Development Co., Ltd. (Hong Kong)	756,000	929,983

NN Group NV (Netherlands)	45,809	1,489,772

Nomura Real Estate Holdings, Inc. (Japan)	16,500	262,921

Onex Corp. (Canada)	1,289	92,518

ORIX Corp. (Japan)	156,700	2,318,901

Outfront Media, Inc. R	27,700	735,435

Park Hotels & Resorts, Inc. R	62,600	1,606,942

Partners Group Holding AG (Switzerland)	1,364	733,304

Permanent TSB Group Holdings PLC (Ireland) †	71,471	184,056

Persimmon PLC (United Kingdom)	23,272	610,558

PNC Financial Services Group, Inc. (The)	4,004	481,441

Popular, Inc. (Puerto Rico)	42,156	1,717,014

Prudential Financial, Inc.	71,300	7,606,284

Prudential PLC (United Kingdom)	54,190	1,144,704

Public Storage R	110	24,080

Quality Care Properties, Inc. †R	32,800	618,608

Raymond James Financial, Inc.	9,200	701,592

Regency Centers Corp. R	1,290	85,643

Reinsurance Group of America, Inc.	11,047	1,402,748

Relo Group, Inc. (Japan)	19,000	315,045

Resona Holdings, Inc. (Japan)	305,100	1,638,546

Retail Properties of America, Inc. Class A R	1,276	18,400

Sberbank of Russia PJSC ADR (Russia)	13,168	151,959

SCOR SE (France)	9,061	342,476

Sekisui Chemical Co., Ltd. (Japan)	49,100	825,169

Senior Housing Properties Trust R	25,900	524,475

Shriram Transport Finance Co., Ltd. (India)	26,572	441,128

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (53.1%)* cont.	Shares	Value

Financials cont.

Skandinaviska Enskilda Banken AB (Sweden)	22,493	$250,267

Societe Generale SA (France)	56,867	2,884,654

Spirit Realty Capital, Inc. R	193,300	1,958,129

Starwood Property Trust, Inc. R	59,800	1,350,284

Sumitomo Mitsui Financial Group, Inc. (Japan)	72,000	2,616,006

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	15,200	527,010

Sumitomo Warehouse Co., Ltd. (The) (Japan)	33,000	181,407

Sun Hung Kai Properties, Ltd. (Hong Kong)	37,000	543,705

SunTrust Banks, Inc.	76,700	4,241,510

Swedbank AB Class A (Sweden)	10,611	245,835

Swiss Life Holding AG (Switzerland)	6,564	2,117,990

Swiss Re AG (Switzerland)	25,673	2,305,482

TCF Financial Corp.	56,808	966,872

Toronto-Dominion Bank (Canada)	8,227	412,077

Travelers Cos., Inc. (The)	20,109	2,423,939

Tryg A/S (Denmark)	4,316	78,292

Two Harbors Investment Corp. R	86,135	826,035

U.S. Bancorp	3,894	200,541

UBS Group AG (Switzerland)	26,979	431,761

Unum Group	47,400	2,222,586

Validus Holdings, Ltd.	18,200	1,026,298

VEREIT, Inc. R	236,500	2,007,885

Viva Energy REIT (Australia) R	18,058	32,835

Voya Financial, Inc.	47,100	1,787,916

Weingarten Realty Investors R	734	24,508

Wells Fargo & Co.	9,276	516,302

Western Alliance Bancorp †	1,021	50,121

Wharf Holdings, Ltd. (The) (Hong Kong)	88,000	755,272

Wheelock and Co., Ltd. (Hong Kong)	167,000	1,320,485

Woori Bank (South Korea)	36,644	425,979

WP Carey, Inc. R	8,400	522,648

		247,155,281

Health care (6.6%)

Actelion, Ltd. (Switzerland)	1,148	324,005

AIN Holdings, Inc. (Japan)	2,400	161,897

Alfresa Holdings Corp. (Japan)	19,100	330,943

Allergan PLC	961	229,602

AmerisourceBergen Corp. S	74,462	6,589,887

Astellas Pharma, Inc. (Japan)	64,300	846,706

AstraZeneca PLC (United Kingdom)	22,306	1,372,906

Baxter International, Inc.	88,800	4,605,168

Bayer AG (Germany)	23,881	2,752,708

Bruker Corp.	21,600	503,928

C.R. Bard, Inc.	16,694	4,149,127

Celgene Corp. †	128,700	16,014,141

Charles River Laboratories International, Inc. †	15,979	1,437,311

China Biologic Products, Inc. (China) †	1,200	120,156

Clinigen Group PLC (United Kingdom)	42,497	423,294

DaVita Inc. †	2,658	180,664

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.1%)* cont.	Shares	Value

Health care cont.

Eli Lilly & Co.	113,900	$9,580,129

Fresenius SE & Co. KGaA (Germany)	6,845	550,078

Gilead Sciences, Inc.	281,100	19,092,312

GlaxoSmithKline PLC (United Kingdom)	162,889	3,386,769

Hologic, Inc. †	20,500	872,275

Intuitive Surgical, Inc. †	359	275,163

Jazz Pharmaceuticals PLC †	1,300	188,669

Johnson & Johnson	234,024	29,147,689

McKesson Corp.	65,030	9,641,348

Medipal Holdings Corp. (Japan)	32,900	515,974

Merck & Co., Inc.	180,107	11,443,999

Merck KGaA (Germany)	2,560	291,672

Mitsubishi Tanabe Pharma Corp. (Japan)	51,700	1,076,445

Nipro Corp. (Japan)	11,300	159,355

Novartis AG (Switzerland)	37,827	2,807,805

Pfizer, Inc.	18,294	625,838

Premier, Inc. Class A †	20,000	636,600

Roche Holding AG (Switzerland)	11,371	2,903,910

Sanofi (France)	42,137	3,803,817

Shionogi & Co., Ltd. (Japan)	3,500	180,706

Shire PLC (United Kingdom)	9,202	537,376

Smith & Nephew PLC (United Kingdom)	1,286	19,593

Sonic Healthcare, Ltd. (Australia)	61,399	1,037,623

Sumitomo Dainippon Pharma Co., Ltd. (Japan)	14,200	234,435

Taro Pharmaceutical Industries, Ltd. (Israel) † S	1,472	171,665

Teva Pharmaceutical Industries, Ltd. (acquired 8/1/16, cost $108,471)
(Israel) ∆∆	2,013	66,183

Thermo Fisher Scientific, Inc.	3,004	461,414

UnitedHealth Group, Inc.	126,318	20,717,415

VWR Corp. †	718	20,248

Waters Corp. †	195	30,480

WellCare Health Plans, Inc. †	18,300	2,565,843

		163,085,271

Technology (9.7%)

AAC Technologies Holdings, Inc. (China)	11,000	128,733

Adobe Systems, Inc. †	19,200	2,498,496

Agilent Technologies, Inc.	75,469	3,990,046

AIXTRON SE (Germany) †	43,446	161,431

Alibaba Group Holding, Ltd. ADR (China) † S	4,736	510,683

Alphabet, Inc. Class A †	45,802	38,830,936

Alphabet, Inc. Class C †	200	165,912

Amadeus IT Holding SA Class A (Spain)	38,989	1,978,185

Amdocs, Ltd.	59,605	3,635,309

Apple, Inc.	297,207	42,696,758

Applied Materials, Inc.	353,661	13,757,413

AtoS SE (France)	18,329	2,267,214

Check Point Software Technologies, Ltd. (Israel) †	786	80,691

Cisco Systems, Inc.	19,072	644,634

Citrix Systems, Inc. †	58,200	4,853,298

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (53.1%)* cont.	Shares	Value

Technology cont.

CommerceHub, Inc. Ser. C †	1,682	$26,121

CompuGroup Medical SE (Germany)	10,240	455,751

Computer Sciences Corp.	67,400	4,651,274

Dell Technologies, Inc. Class V †	39,700	2,543,976

DST Systems, Inc.	6,200	759,500

Dun & Bradstreet Corp. (The)	19,700	2,126,418

eBay, Inc. †	147,002	4,934,857

F5 Networks, Inc. †	23,600	3,364,652

Facebook, Inc. Class A †	59,100	8,395,155

Fiserv, Inc. †	2,417	278,704

Fitbit, Inc. Class A † S	7,322	43,346

FLIR Systems, Inc.	31,500	1,142,820

Fortinet, Inc. †	85,600	3,282,760

Fujitsu, Ltd. (Japan)	10,000	61,161

Genpact, Ltd.	1,877	46,475

Hoya Corp. (Japan)	24,900	1,197,920

HP, Inc.	460,200	8,228,376

Infineon Technologies AG (Germany)	16,476	336,504

Instructure, Inc. †	5,151	120,533

Intuit, Inc.	52,456	6,084,371

Lenovo Group, Ltd. (China)	288,000	189,739

Maxim Integrated Products, Inc.	78,300	3,520,368

Microsoft Corp.	592,461	39,019,481

Mixi, Inc. (Japan)	6,800	327,387

Motorola Solutions, Inc.	1,094	94,325

MSCI, Inc.	421	40,917

Murata Manufacturing Co., Ltd. (Japan)	3,100	440,928

NCR Corp. †	38,800	1,772,384

NEC Corp. (Japan)	97,000	233,504

Nokia OYJ (Finland)	149,003	800,186

Open Text Corp. (Canada)	4,340	147,511

Otsuka Corp. (Japan)	7,800	423,174

Paychex, Inc.	6,313	371,836

Qorvo, Inc. † S	1,500	102,840

RIB Software AG (Germany) S	15,173	200,713

Rohm Co., Ltd. (Japan)	6,300	418,755

Samsung Electronics Co., Ltd. (South Korea)	934	1,720,504

Sartorius AG (Preference) (Germany)	3,977	348,959

SCREEN Holdings Co., Ltd. (Japan)	4,100	301,617

SK Hynix, Inc. (South Korea)	7,538	340,400

Sodick Co., Ltd. (Japan)	11,200	110,662

SoftBank Corp. (Japan)	9,800	692,065

Sopra Steria Group (France)	1,138	162,254

Synopsys, Inc. †	34,273	2,472,111

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	83,000	516,998

Tencent Holdings, Ltd. (China)	19,800	567,643

Teradyne, Inc.	69,300	2,155,230

Texas Instruments, Inc.	166,877	13,443,611

Tokyo Electron, Ltd. (Japan)	1,100	120,098

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.1%)* cont.	Shares	Value

Technology cont.

Ubisoft Entertainment SA (France) †	4,020	$171,734

United Internet AG (Germany)	2,826	125,053

VMware, Inc. Class A †	37,400	3,446,036

Xerox Corp.	86,300	633,442

		239,712,878

Transportation (1.5%)

Aena SA (Spain)	3,404	538,535

ANA Holdings, Inc. (Japan)	227,000	692,846

Central Japan Railway Co. (Japan)	12,400	2,020,444

Delta Air Lines, Inc.	170,031	7,814,625

Deutsche Lufthansa AG (Germany)	7,842	127,161

Deutsche Post AG (Germany)	60,999	2,089,192

easyJet PLC (United Kingdom)	7,256	93,274

International Consolidated Airlines Group SA (Spain)	44,377	293,517

Japan Airlines Co., Ltd. (Japan)	15,400	487,743

Landstar System, Inc.	10,900	933,585

Norfolk Southern Corp.	52,200	5,844,834

Qantas Airways, Ltd. (Australia)	274,595	816,085

Royal Mail PLC (United Kingdom)	199,093	1,060,136

Southwest Airlines Co.	2,415	129,830

Transurban Group (Units) (Australia)	28,303	252,346

Union Pacific Corp.	121,200	12,837,504

United Parcel Service, Inc. Class B	4,473	479,953

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,218,900	984,635

		37,496,245

Utilities and power (2.0%)

American Electric Power Co., Inc.	81,526	5,472,840

American Water Works Co., Inc.	1,117	86,869

AusNet Services (Units) (Australia)	112,028	144,218

CenterPoint Energy, Inc.	90,600	2,497,842

Centrica PLC (United Kingdom)	663,570	1,804,110

China Water Affairs Group, Ltd. (China)	244,000	160,751

Chubu Electric Power Co., Inc. (Japan)	39,900	534,365

Concord New Energy Group, Ltd. (China)	3,200,000	162,646

E.ON SE (Germany)	116,443	925,573

Edison International	6,600	525,426

Endesa SA (Spain)	52,577	1,235,644

Enel SpA (Italy)	500,861	2,358,481

Entergy Corp.	119,425	9,071,523

Eversource Energy	1,132	66,539

Exelon Corp.	121,000	4,353,580

FirstEnergy Corp.	149,200	4,747,544

Gas Natural SDG SA (Spain)	5,864	128,492

Great Plains Energy, Inc.	1,900	55,518

HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	102,500	94,435

Iberdrola SA (Spain)	39,887	285,307

NiSource, Inc.	116,104	2,762,114

PG&E Corp.	4,209	279,309

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (53.1%)* cont.	Shares	Value

Utilities and power cont.

PPL Corp.	34,200	$1,278,738

RWE AG (Germany) †	39,946	662,014

Southern Co. (The)	4,341	216,095

SSE PLC (United Kingdom)	18,107	334,849

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	13,140	17,082

Tohoku Electric Power Co., Inc. (Japan)	36,600	495,759

Tokyo Electric Power Company Holdings, Inc. (Japan) †	31,900	124,929

Tokyo Gas Co., Ltd. (Japan)	61,000	277,577

UGI Corp.	116,800	5,769,920

Vectren Corp.	12,900	756,069

Veolia Environnement SA (France)	32,104	601,331

Westar Energy, Inc.	1,031	55,952

		48,343,441

Total common stocks (cost $1,168,300,869)		$1,308,921,182

	Principal
CORPORATE BONDS AND NOTES (16.1%)*	amount	Value

Basic materials (1.1%)

A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$145,000	$150,438

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	150,000	162,727

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	265,000	290,175

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	45,000	44,325

Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	201,500

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	585,000	693,225

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	80,000	88,700

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	680,000	705,310

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	189,625

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	270,000	287,550

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	260,000	311,350

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	305,250

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	395,000	400,925

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	452,000	525,450

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	185,000	187,775

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	265,000	267,154

BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	335,000	335,000

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	838,000	886,185

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	470,000	494,205

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	270,000	290,655

32 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Basic materials cont.

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	$165,000	$174,900

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	330,000	322,988

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	370,000	364,450

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	70,183

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	220,000	220,136

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	980,840

E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	525,000	544,787

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	295,000	301,404

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 10/15/19 (Canada)	230,000	238,579

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	239,000	246,170

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	210,000	211,575

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	280,000	286,048

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	25,000	23,188

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	125,000	128,125

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	230,000	237,475

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	455,000	516,425

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,283,000	1,332,447

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	680,000	676,716

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	70,000	73,500

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	125,000	135,625

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	15,000	15,675

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	270,000	281,475

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	200,000	225,000

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	245,000	281,138

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	140,000	141,925

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	195,000	195,975

Lubrizol Corp. (The) sr. unsec. notes 8.875%, 2/1/19	310,000	348,966

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	145,000	155,194

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	60,000	60,150

Dynamic Asset Allocation Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Basic materials cont.

Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	$385,000	$368,160

Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	40,000	40,268

Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	815,000	918,813

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	125,000	125,000

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	160,000	160,600

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	345,000	363,975

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	295,000	301,269

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	175,000	182,000

Olin Corp. sr. unsec. bonds 5.125%, 9/15/27	125,000	127,113

Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	320,771

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	30,000	33,450

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	40,000	44,500

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	65,000	69,063

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9.00%, 5/1/19 (Australia)	105,000	119,785

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	135,000	146,813

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	80,000	89,600

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	113,000	118,226

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	45,000	46,744

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	45,000	46,884

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	40,000	42,400

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	246,225

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	375,000	390,469

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	172,425

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,488

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26	85,000	86,063

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	105,000	108,434

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	90,000	87,413

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	40,381

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	350,000	353,063

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	100,000	100,375

34 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Basic materials cont.

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	$135,000	$139,725

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	240,000	248,400

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	115,000	119,025

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	215,000	223,063

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	210,000	218,400

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	167,810

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	1,570,000	1,537,575

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	800,000	1,082,860

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	331,571

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	228,000	237,991

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	532,544

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	365,000	384,619

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	190,000	212,325

		26,308,261

Capital goods (0.6%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	450,000	454,500

Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	215,000	216,613

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	132,000	145,200

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	180,000	180,900

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	405,000	432,844

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	200,000	202,250

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	98,800

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	210,000	214,200

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	60,000	59,850

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	70,000	74,025

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	57,000	59,209

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	220,000	225,500

Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	258,414

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	350,000	384,125

Dynamic Asset Allocation Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Capital goods cont.

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	$315,000	$344,925

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	865,000	885,941

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	80,000	91,800

Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	510,640

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	410,000	417,688

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	275,267

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	241,323

Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	315,000	382,039

Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	255,000	274,373

Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	524,884

Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	852,567

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	370,000	381,563

L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	220,000	223,060

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	686,000	887,847

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	470,000	464,125

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	225,000	235,871

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	240,000	245,579

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	270,000	276,750

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	351,050

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	180,000	186,975

Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	152,993

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.523%, 7/15/21	530,000	542,259

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	215,000	230,184

Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	942,000	940,745

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	545,000	559,644

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	95,000	93,040

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	315,000	334,161

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	150,000	150,089

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	128,746

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Capital goods cont.

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	$85,000	$85,744

Welbilt, Inc. sr. unsec. notes 9.50%, 2/15/24	450,000	518,625

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	210,000	217,350

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	435,000	452,944

		15,467,221

Communication services (1.4%)

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	165,000	192,499

American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,516,325

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	990,000	1,001,674

AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	535,000	571,295

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	765,000	713,812

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	765,000	738,933

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	865,000	865,242

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	44,300

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	129,000	133,193

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	125,000	129,375

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	330,000	348,150

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	60,000	63,000

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	199,000	204,970

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	113,000	117,803

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	24,000	25,162

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	235,000	238,525

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	218,000	220,998

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,645,000	1,893,948

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	507,201

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A company guaranty
sr. bonds 5.375%, 5/1/47 ##	368,000	369,679

Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	494,788

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	790,000	1,059,859

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	140,516

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	345,000	439,406

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Communication services cont.

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	$945,000	$957,013

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	398,475

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	105,000	109,988

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	355,000	387,389

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	145,239

Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	658,958

Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113%, 1/15/20	660,000	714,373

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	75,000	79,828

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	468,238

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	365,885

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	655,000	759,800

Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	634,078

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	178,750

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	190,000	199,548

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	120,000	116,700

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	305,000	308,813

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	65,000	68,575

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	30,000	25,650

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	89,000	79,989

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	10,000	10,600

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	139,000	83,400

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	412,000	249,003

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	185,000	247,958

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,420,000	1,525,073

Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	277,000	292,106

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	55,253

Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	510,249

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	236,900

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	400,000	414,500

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	497,000	524,956

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Communication services cont.

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	$67,000	$72,025

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17	107,000	109,354

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	169,000	183,999

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	352,185

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	501,968

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	1,050,000	1,047,375

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	582,000	619,830

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	614,175

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	127,000	130,969

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	53,390

T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	135,000	139,388

T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	76,219

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	7,000	7,490

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	47,000	48,586

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	213,000	224,183

TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	522,594

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	500,000	505,625

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	1,143,000	1,035,523

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	771,228

Verizon Communications, Inc. 144A sr. unsec. unsub. notes
2.946%, 3/15/22	641,000	638,448

Videotron Ltd./Videotron Ltee. 144A sr. unsec. bonds 5.125%,
4/15/27 (Canada)	765,000	772,650

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	354,450

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	1,498,000	1,496,710

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	285,000	280,013

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	210,000	218,663

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	269,000	238,738

		33,853,718

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Conglomerates (0.2%)

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	$378,000	$398,790

General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	1,140,000	1,226,411

Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	4,075,000	4,093,024

		5,718,225

Consumer cyclicals (2.1%)

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	430,168

21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,425,000	1,970,359

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	851,000	850,767

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	44,000	45,925

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	95,000	97,375

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26	80,000	80,800

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	215,000	223,063

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	310,000	315,425

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	975,209

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	132,000	52,800

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	110,000	118,525

Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	80,250

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	214,000	221,223

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	344,000	356,109

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	355,000	381,625

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	264,000	288,420

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	65,000	68,250

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	528,000	490,971

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	75,000	78,750

CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22	90,000	91,800

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	93,000	95,325

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	100,980

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Consumer cyclicals cont.

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	$53,000	$53,557

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	130,000	130,975

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	420,000	436,800

Daimler Finance North America, LLC 144A company guaranty sr.
unsec. unsub. notes 2.375%, 8/1/18	1,592,000	1,603,462

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	355,000	370,975

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	145,000	150,800

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	585,000	584,887

Eagle II Acquisition Co., LLC 144A sr. unsec. unsub. notes
6.00%, 4/1/25	70,000	72,100

Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,596,867

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	185,000	198,413

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	535,000	585,734

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	915,000	978,108

Ford Motor Co. sr. unsec. unsub. bonds 7.70%, 5/15/97	162,000	193,905

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	390,000	595,736

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	841,000	1,060,768

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	235,000	302,936

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 8.125%, 1/15/20	1,060,000	1,218,228

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.134%, 8/4/25	260,000	261,268

Ford Motor Credit Co., LLC sr. unsec. unsub. notes Ser. GMTN,
4.389%, 1/8/26	430,000	439,184

Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	140,000	142,625

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	385,000	377,382

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,020,000	1,005,233

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18	177,000	179,431

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.00%, 9/25/17	255,000	256,495

General Motors Financial Co., Inc. company guaranty sr. unsec.
sub. notes 2.625%, 7/10/17	460,000	461,296

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	292,482

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	170,000	170,852

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	1,366,000	1,376,450

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 1/14/22	730,000	736,043

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20	130,000	136,071

Dynamic Asset Allocation Balanced Fund 41

		Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.		amount	Value

Consumer cyclicals cont.

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		$105,000	$108,413

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		250,000	254,375

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	165,000	128,262

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$545,000	593,545

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		150,000	147,938

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27		1,565,000	1,580,650

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23		25,000	32,074

Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		795,000	801,487

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		184,000	204,370

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		851,000	922,703

Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		235,000	232,650

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		893,000	955,732

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		100,000	100,880

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		117,000	100,094

IHS Markit Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		295,000	303,113

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		119,000	122,737

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		450,000	482,486

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		410,000	424,350

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		85,000	87,444

JC Penney Corp., Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		65,000	70,200

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		340,000	336,600

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		100,000	96,750

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		84,000	86,797

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		90,000	92,925

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24		255,000	269,077

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		135,000	139,050

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		245,000	253,881

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		115,000	115,000

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23		296,000	302,065

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Consumer cyclicals cont.

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	$60,000	$62,250

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	295,000	300,900

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	230,000	253,000

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	45,000	47,363

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	70,000	76,825

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	193,813

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	453,000	453,000

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	185,000	141,756

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	150,000	84,375

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	60,000	36,127

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	235,000	238,525

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	135,000	134,494

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	75,000	77,625

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	170,000	173,825

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	115,000	119,373

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	430,000	428,494

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,224,376

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	99,513

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	152,000	156,940

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	168,725

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	131,445

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	132,300

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	110,275

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	786,000	790,909

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	268,000	300,830

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	414,000

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	196,169

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Consumer cyclicals cont.

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	$524,000	$542,995

Ritchie Bros Auctioneers, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 1/15/25 (Canada)	50,000	51,125

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	300,000	304,500

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	520,042

S&P Global, Inc. 144A company guaranty sr. unsec. bonds
2.95%, 1/22/27	800,000	754,730

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	135,000	138,038

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	770,000	821,013

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	40,000	37,900

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	255,000	272,213

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	495,000	501,188

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	140,000	150,150

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	320,000	319,200

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	400,000	396,000

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	95,000	100,463

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	4,000	4,205

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	74,025

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	314,067

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,220,100

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	110,000	110,825

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	77,000	79,310

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	90,000	93,038

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	75,000	73,950

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	1,250,000	1,236,369

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	594,000	553,116

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	39,950

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	865,000	865,913

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	798,000	801,945

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Consumer cyclicals cont.

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	$130,000	$135,525

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	30,000	31,313

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	275,000	270,531

Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	453,619

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	110,000	116,002

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6.50%, 8/15/37	844,000	1,131,370

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5.00%, 10/25/40	50,000	56,859

Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	165,000	168,281

Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	65,000	68,605

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	186,850

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	145,700

Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	440,000	443,265

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	460,000	503,679

		53,364,026

Consumer staples (1.3%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	270,000	280,125

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	65,000	66,381

Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	10,000	11,617

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	254,000	266,892

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	1,270,000	1,272,577

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	2,912,000	3,147,068

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,843,000	1,863,642

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	1,325,000	1,334,964

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	314,000	313,720

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	895,000	1,360,251

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	495,000	489,223

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	240,000	252,000

BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	440,000	450,450

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8.50%, 6/15/19	27,000	30,611

Cargill, Inc. 144A sr. unsec. notes 4.10%, 11/1/42	400,000	395,874

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	215,000	223,869

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	312,000	328,754

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Consumer staples cont.

Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26	$430,000	$403,400

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	320,000	319,676

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	732,000	794,481

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	865,000	870,624

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	37,841	42,378

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	328,103	338,512

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	120,000	125,400

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	1,263,000	1,263,051

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	165,000	205,907

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	550,000	525,867

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	509,000	643,321

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	462,000	509,367

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	176,000	179,409

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	185,000	149,388

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)	515,000	515,634

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	400,000	378,684

High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25	225,000	229,500

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)	43,000	44,075

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	1,125,000	1,099,688

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	190,000	193,325

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	190,000	194,038

Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	540,000	506,738

Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	420,000	503,522

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	860,000	1,120,811

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,310,700

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	61,200

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	145,000	150,438

McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37	302,000	376,406

McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39	393,000	455,027

Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	1,420,000	1,419,235

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Consumer staples cont.

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	$1,615,000	$1,680,800

PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	190,000	171,907

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	859,000	859,079

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	70,000	70,525

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	67,000	68,173

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	110,000	109,725

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	143,000	142,821

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	310,000	307,288

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	78,221

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	518,101

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	155,000	168,369

		31,192,829

Energy (1.8%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	455,000	474,338

Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	175,000	206,551

Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	215,000	236,434

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	190,000	210,832

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	65,000	66,463

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	187,428

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	90,000	92,438

Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	50,000	51,482

Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	254,000	255,303

Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	140,000	144,900

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	52,000	45,760

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	12,000	10,815

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	695,000	680,128

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	310,000	312,294

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	865,000	865,437

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	140,000	125,650

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	155,000	127,681

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	465,000	377,813

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Energy cont.

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	$1,515,000	$1,521,986

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	1,563,000	1,785,728

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	100,000	88,556

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
notes 5.875%, 3/31/25	530,000	552,525

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	36,400

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	371,000	388,623

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	100,000	100,000

Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	1,110,000	1,106,346

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	851,000	849,582

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	455,000	470,925

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	980,000	986,125

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	54,000	55,823

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	865,000	861,744

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	180,000	154,800

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	115,000	106,950

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	335,000	338,350

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	170,000	165,430

DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	227,000	217,920

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	285,000	282,150

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	180,000	147,600

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	267,000	281,685

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	190,000	188,220

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	245,000	316,436

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	370,000	379,250

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	100,000	100,590

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	290,000	308,125

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	562,000	529,685

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	255,000	237,150

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Energy cont.

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	$135,000	$141,750

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	65,000	64,765

Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	55,000	64,213

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	310,000	365,240

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	275,000	288,750

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	70,000	89,716

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	415,000	430,563

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	95,000	94,763

Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	205,250

Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	188,154

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	135,000	120,825

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	70,000	62,563

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	80,000	80,000

Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	720,000	776,264

MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	470,000	467,963

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	250,000	265,000

Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	460,000	464,025

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	210,000	222,863

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	85,000	88,774

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	510,000	362,738

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	55,825

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	160,000	164,000

Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	1,110,480

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. notes 5.25%, 8/15/25	105,000	106,050

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	85,000	86,063

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	206,073

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	1,517,000	1,498,038

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	598,000	675,441

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,344,000	2,405,530

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Energy cont.

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	$127,000	$133,350

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	12,000	4,092

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	575,000	201,308

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	110,000	98,351

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	220,000	214,548

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,250,000	1,324,004

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	220,000	221,980

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	2,005,000	1,921,793

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	865,000	865,977

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	10,000	9,475

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	220,000	231,550

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	335,000	343,375

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	75,000	73,500

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	135,000	133,398

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	168,919

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	1,180,000	1,233,498

Sabine Pass Liquefaction, LLC 144A sr. bonds 4.20%, 3/15/28	525,000	518,602

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	325,000	358,341

SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	175,000	171,938

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	90,000	93,825

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	143,000	149,435

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	65,000	7

Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	130,000	13

Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	205,000	205,165

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	214,000	219,350

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	125,000	118,125

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	140,000	141,138

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	65,000	66,138

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	305,000	307,288

Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	750,000	713,939

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	266,858

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Energy cont.

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	$145,000	$150,075

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	75,000	77,250

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	85,000	88,825

Total Capital International SA company guaranty sr. unsec. unsub.
notes 1.55%, 6/28/17 (France)	851,000	851,014

Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	632,400

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	60,000	17,400

Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	182,000	183,667

Weatherford International Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	59,813

Weatherford International Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	95,000	109,963

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	61,000	60,619

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	195,000	194,513

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	230,000	290,375

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	19,000	21,898

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	7,000	8,225

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	582,000	597,942

Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	445,000	451,398

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	677,000	696,399

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	75,000	83,438

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	260,000	275,600

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	323,000	328,653

		43,870,877

Financials (5.0%)

ABN Amro Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	830,000	832,140

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	85,000	87,547

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	1,545,000	1,574,967

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	130,000	130,975

Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	110,000	115,431

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	400,188

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	78,575

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	104,000	106,731

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	810,000	829,238

Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	77,000	83,160

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Financials cont.

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	$235,000	$234,706

American Express Co. sr. unsec. bonds 8.125%, 5/20/19	865,000	973,780

American Express Co. sr. unsec. notes 7.00%, 3/19/18	627,000	658,401

American Express Co. sr. unsec. notes 6.15%, 8/28/17	1,122,000	1,142,264

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	538,200

ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,735,519

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	219,853

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	505,000	506,576

AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	402,604

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	450,000	450,002

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	506,083

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	65,475

Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,588,999

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	1,299,000	1,302,320

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	295,000	292,338

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	555,000	555,861

Bank of America Corp. unsec. sub. FRN 1.891%, 9/15/26	125,000	113,513

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,014,124

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969%, 6/20/17	615,000	615,808

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,073,097

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	834,000	839,048

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	865,000	864,651

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	725,000	909,139

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	240,000	250,830

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	194,946

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	342,775

BNP Paribas SA sr. unsec. notes Ser. MTN, 2.375%, 9/14/17 (France)	240,000	240,684

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	435,000	461,335

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	318,420

Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	420,268

Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	395,000	434,587

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	655,000	712,837

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Financials cont.

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	$215,000	$215,857

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	240,000	254,706

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	100,000	104,015

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	385,007

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	44,000	45,045

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	65,756

CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/15/18	77,000	79,069

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	273,000	285,796

CIT Group, Inc. 144A sr. unsec. notes 6.625%, 4/1/18	153,000	159,311

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	104,000	109,330

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	688,000	716,387

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	103,000	106,348

Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,212,804

Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	3,360,000	3,374,976

Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	400,000	437,304

Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,450,000	1,447,918

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	390,000	399,996

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	770,000	901,762

Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,530,000	1,531,036

Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	465,000	465,247

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	70,350

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	334,000	333,165

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	640,465

Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	955,000	950,847

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	157,000	181,597

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	160,000	98,400

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	147,813

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	269,000	285,934

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	435,000	456,315

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	220,000	221,786

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	248,063

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	149,490

Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	473,736

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	2,886,000	3,047,483

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Financials cont.

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	$990,000	$1,087,205

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	2,768,436

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,580,400

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,024,222

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	500,000	502,741

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	202,567

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	205,000	226,676

HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	425,000	439,188

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	305,000	302,061

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	55,000	55,208

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	291,492

HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	185,000	282,680

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	1,379,000	1,558,833

HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	295,457

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	25,000	25,000

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	190,000	198,075

Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	785,000	787,755

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	67,000	69,345

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	127,000	128,905

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.75%, 2/1/24	150,000	154,688

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.25%, 2/1/22	145,000	147,175

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,130,000	2,359,782

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	10,000	8,925

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	33,000	35,475

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	122,513

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	95,000	96,425

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	45,000	45,281

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	504,000	522,270

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	1,073,000	1,111,896

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	1,250,000	1,237,020

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	862,000	863,925

JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	2,988,130

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Financials cont.

JPMorgan Chase Bank, NA unsec. sub. notes Ser. BKNT,
6.00%, 10/1/17	$330,000	$336,914

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	974,000	979,809

KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	338,863

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	725,000	815,258

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	1,065,000	1,224,750

Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	896,000	949,862

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	482,314

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	180,000	195,750

LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	260,000	262,600

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	602,388

Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	1,215,000	1,353,444

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	369,000

MetLife, Inc. sr. unsec. unsub. notes 7.717%, 2/15/19	2,045,000	2,257,979

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	460,000	498,357

Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	130,646

MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	95,000	100,225

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	530,000	559,348

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	590,373

Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,042,613

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.796%,
12/9/19 (Australia)	1,570,000	1,580,883

National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	452,805

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%,
7/25/18 (Australia)	475,000	478,533

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	270,000	273,375

Nationwide Mutual Insurance Co. 144A unsec. sub. notes
8.25%, 12/1/31	210,000	295,336

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	31,000	31,911

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	366,525

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	520,000	651,158

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	120,000	125,400

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	95,000	99,038

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Financials cont.

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	$995,000	$999,060

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	375,000	401,640

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	405,000	399,938

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	245,000	249,900

Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	270,000	290,588

Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	265,000	283,881

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	200,000	205,000

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	155,000	167,044

Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,575,000	1,575,068

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	865,000	871,023

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	650,686

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	199,223

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	695,000	712,014

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	600,000	621,620

Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	634,345

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	715,119

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	225,000	246,375

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	70,000	70,636

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	70,000	70,446

Simon Property Group LP sr. unsec. unsub. notes 3.375%, 3/15/22 R	50,000	51,344

Simon Property Group LP sr. unsec. unsub. notes 2.20%, 2/1/19 R	880,000	885,311

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	784,000	783,362

Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	5,355,000	5,364,891

Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	380,000	382,109

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	355,000	387,838

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	85,000	85,744

State Street Corp. jr. unsec. sub. FRB 2.131%, 6/15/37	398,000	348,748

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2.875%, 4/4/17 (Sweden)	448,000	448,019

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	380,186

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	600,000	643,500

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	40,000	36,800

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Financials cont.

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	$86,000	$84,216

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	235,000	311,365

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	231,750

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	581,000	597,510

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Jersey)	595,000	603,532

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	2,320,000	2,322,807

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	170,000	172,975

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	395,000	406,850

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	195,000	203,288

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)	215,000	235,694

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	1,900,000	2,118,189

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,599,000	1,676,916

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	760,375

Wachovia Corp. sr. unsec. notes 5.75%, 6/15/17	105,000	105,917

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	455,000	489,125

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	851,000	851,616

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.00%, 11/15/17	250,000	256,755

Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	485,000	518,409

Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	3,115,000	3,116,853

Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	536,488

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	210,000	217,556

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6.50%, 5/9/37	422,000	422,000

		123,187,961

Health care (0.8%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	16,000	16,003

AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	500,000	497,224

AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	945,000	951,443

Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	638,000	640,731

Actavis Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	318,000	324,703

Actavis Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	615,000	617,681

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	175,000	165,813

Dynamic Asset Allocation Balanced Fund 57

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Health care cont.

Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	$730,000	$760,123

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	865,000	865,964

AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	422,000	550,952

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	865,000	881,837

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	1,005,607

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	230,000	246,963

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	65,000	65,366

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	155,000	159,263

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	574,000	493,640

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	35,000	34,344

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	90,000	82,463

Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	490,000	521,025

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	145,000	28,275

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	45,000	32,175

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	334,000	352,579

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	95,000	81,700

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	285,000	242,963

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	290,000	253,750

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	100,000	103,000

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	415,000	436,788

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	395,000	431,538

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	280,000	293,650

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	197,000	201,679

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	38,973

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	161,588

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	542,000	567,587

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	125,000	138,438

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	96,600

Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	746,000	745,799

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	129,609

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	880,000	862,400

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Health care cont.

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	$414,000	$426,134

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	170,000	158,100

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	123,000	126,998

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	345,000	358,921

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	155,000	146,732

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	90,000	92,025

Tenet Healthcare Corp. company guaranty sr. FRN 4.631%, 6/15/20	155,000	155,775

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	223,000	233,871

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	23,000	23,499

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	130,000	137,475

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	577,000	531,714

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	387,000	401,915

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	693,157

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	534,823

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	543,747

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	135,000	103,950

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	289,000	224,336

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	10,000	8,050

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	70,000	53,900

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	310,000	277,450

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	265,000	271,956

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	90,000	92,588

		19,677,352

Technology (0.9%)

Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,706,946

Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	346,837

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,865,000	2,894,773

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	505,083

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	573,703

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	223,000	176,170

Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,225,000	1,231,458

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,352,000	1,494,608

Dynamic Asset Allocation Balanced Fund 59

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Technology cont.

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	$222,000	$286,712

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,289,000	1,390,848

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	45,000	47,310

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	865,000	864,615

Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	375,000	407,858

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	350,000	375,375

First Data Corp. 144A notes 5.75%, 1/15/24	205,000	211,458

First Data Corp. 144A sr. notes 5.375%, 8/15/23	160,000	166,600

IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	822,906

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	290,000	305,573

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	500,000	511,250

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	350,000	359,660

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	55,000	57,184

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	870,000	870,561

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	179,000	188,398

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	75,000	78,563

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	81,000	85,606

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	190,000	198,550

Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,310,000	1,330,105

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	855,000	808,975

Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	100,481

Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	555,000	587,738

Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	1,978,089

Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	249,539

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,255,000	1,195,021

Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	482,555

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	165,000	166,444

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22	265,000	286,531

		23,344,083

Transportation (0.1%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	410,000	395,650

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	240,000	280,778

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	155,000	188,559

CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	460,680

Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	180,180	198,648

FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	95,000	94,654

60 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Transportation cont.

Penske Truck Leasing Co. Lp/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	$254,000	$244,169

United AirLines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	88,985	95,881

United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	310,688	314,959

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	485,000	492,275

		2,766,253

Utilities and power (0.8%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	142,000	162,945

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	830,000	842,450

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	44,000	43,670

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	164,000	185,320

American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	941,708

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	80,000	84,770

Beaver Valley II Funding Corp. sr. bonds 9.00%, 6/1/17	2,000	2,000

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	152,000	189,761

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	120,000	132,887

Boardwalk Pipelines LP company guaranty sr. unsec. unsub. FRB
4.45%, 7/15/27	240,000	242,477

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	260,000	258,375

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	30,000	31,388

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	25,350

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	52,666

Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	163,795

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	634,000	689,274

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	278,976

Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	630,000	628,482

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	130,000	128,700

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	65,000	66,788

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	50,000	47,750

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	255,000	272,070

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	81,861

Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	375,000	403,834

Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	360,000	353,890

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	847,285

Dynamic Asset Allocation Balanced Fund 61

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Utilities and power cont.

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	$76,000	$84,740

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	440,000	467,500

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	197,930

Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	980,000	968,226

Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	185,000	199,966

Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	155,000	166,105

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	517,000	534,244

GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21	185,000	172,050

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	102,000	66,555

Great Plains Energy, Inc. sr. unsec. unsub. bonds 4.85%, 4/1/47	660,000	676,612

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	30,000	31,200

ITC Holdings Corp. 144A sr. unsec. notes 6.05%, 1/31/18	305,000	315,796

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	121,625

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	608,656

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	296,082

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	133,465

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	525,075

Nevada Power Co. mtge. notes 7.125%, 3/15/19	265,000	292,210

NiSource Finance Corp. company guaranty sr. unsec. notes
6.125%, 3/1/22	165,000	188,994

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	179,813

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	171,000	175,703

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	265,000	264,338

NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	442,798

Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	208,238

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	170,000	181,131

Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	721,098

Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	255,000	319,238

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	655,000	690,637

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	20,197

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	191,840

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	839,000	756,149

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	114,000	125,296

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	58,489

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	150,000	150,375

62 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.1%)* cont.	amount	Value

Utilities and power cont.

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	$64,000	$480

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	495,000	516,491

Union Electric Co. sr. notes 6.40%, 6/15/17	320,000	322,963

		18,530,777

Total corporate bonds and notes (cost $388,096,532)		$397,281,583

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (11.8%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.1%)

Government National Mortgage Association Pass-Through Certificates

4.00%, with due dates from 3/15/46 to 3/20/46	$979,621	$1,063,004

3.50%, with due dates from 7/20/45 to 11/20/46	58,575,334	60,819,236

3.50%, TBA, 4/1/47	13,000,000	13,480,390

		75,362,630

U.S. Government Agency Mortgage Obligations (8.7%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

4.00%, with due dates from 9/1/45 to 11/1/45	27,869,343	29,247,816

Federal National Mortgage Association Pass-Through Certificates

6.00%, TBA, 4/1/47	27,000,000	30,526,875

4.50%, TBA, 4/1/47	1,000,000	1,072,422

4.00%, 12/1/44	9,370,388	9,844,032

4.00%, TBA, 4/1/47	1,000,000	1,048,984

3.50%, with due dates from 9/1/45 to 1/1/47	67,199,329	68,800,735

3.50%, TBA, 5/1/47	3,000,000	3,062,695

3.50%, TBA, 4/1/47	3,000,000	3,068,906

3.00%, with due dates from 12/1/31 to 6/1/46	38,855,158	39,524,056

3.00%, TBA, 4/1/47	21,000,000	20,822,813

3.00%, TBA, 4/1/32	7,000,000	7,177,734

2.50%, TBA, 4/1/47	1,000,000	953,438

		215,150,506

Total U.S. government and agency mortgage obligations (cost $290,464,911)		$290,513,136

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)*	amount	Value

Agency collateralized mortgage obligations (0.3%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 22.122%, 4/15/37	$116,136	$177,507

IFB Ser. 2979, Class AS, 20.929%, 3/15/34	328	329

IFB Ser. 3072, Class SM, 20.452%, 11/15/35	66,834	96,186

IFB Ser. 3249, Class PS, 19.265%, 12/15/36	72,733	101,354

IFB Ser. 2990, Class LB, 14.614%, 6/15/34	137,348	164,550

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.582%, 12/25/27	959,907	983,310

Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
3.182%, 3/25/25	339,954	344,753

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M1,
2.232%, 10/25/28	130,212	130,541

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
2.182%, 11/25/28	174,517	175,079

Dynamic Asset Allocation Balanced Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
2.082%, 12/25/28	$357,204	$358,388

Ser. 3391, PO, zero %, 4/15/37	8,629	7,302

Ser. 3206, Class EO, PO, zero %, 8/15/36	5,241	4,593

Ser. 3326, Class WF, zero %, 10/15/35	3,411	2,568

FRB Ser. 3117, Class AF, zero %, 2/15/36	7,051	5,391

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 34.01%, 7/25/36	40,941	74,077

IFB Ser. 07-53, Class SP, 20.601%, 6/25/37	98,619	144,010

IFB Ser. 05-75, Class GS, 17.305%, 8/25/35	50,459	65,407

IFB Ser. 05-106, Class JC, 17.08%, 12/25/35	54,718	79,405

IFB Ser. 05-83, Class QP, 14.842%, 11/25/34	24,734	30,517

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	2,161,419	203,260

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
2.332%, 1/25/29	232,961	234,218

Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
2.182%, 7/25/24	93,730	93,897

Ser. 07-14, Class KO, PO, zero %, 3/25/37	32,189	26,737

Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,362	1,979

Ser. 06-84, Class OT, PO, zero %, 9/25/36	3,196	2,674

Ser. 06-46, Class OC, PO, zero %, 6/25/36	6,193	5,136

Government National Mortgage Association

IFB Ser. 13-99, Class AS, IO, 5.072%, 6/20/43	2,395,164	489,160

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	650,064	138,174

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	30,198	4,142

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	138,530	27,743

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	220,877	11,279

Ser. 13-14, IO, 3.50%, 12/20/42	1,793,032	257,748

Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,529,242	313,499

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,328,849	353,144

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	2,480,072	319,582

Ser. 15-H25, Class BI, IO, 2.205%, 10/20/65	6,246,190	679,585

Ser. 16-H16, Class EI, IO, 2.175%, 6/20/66	3,958,683	503,545

Ser. 15-H26, Class EI, IO, 1.709%, 10/20/65	3,659,016	341,752

Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,912	3,280

		6,955,801

Commercial mortgage-backed securities (1.8%)

Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.301%, 1/15/49	1,630,878	8,180

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.339%, 2/10/51	11,121,942	14,043

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A

FRB Ser. 04-5, Class XC, IO, 0.423%, 11/10/41	245,955	2,585

FRB Ser. 04-4, Class XC, IO, 0.018%, 7/10/42	138,014	30

Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, 0.201%, 2/11/41	55,650	273

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.693%, 3/11/39	327,000	312,485

FRB Ser. 06-PW14, Class X1, IO, 0.556%, 12/11/38	950,487	10,798

64 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.911%, 12/11/49	$580,370	$174

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
0.151%, 11/15/44	1,507,173	189

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.104%, 11/10/46	593,000	623,131

Ser. 14-GC21, Class AS, 4.026%, 5/10/47	539,000	559,471

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.431%, 10/15/49	9,509,517	22,823

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.88%, 5/15/46	880,000	887,865

COMM Mortgage Trust

FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47	782,000	807,259

Ser. 13-CR11, Class AM, 4.715%, 8/10/50	411,000	444,727

FRB Ser. 14-UBS6, Class C, 4.464%, 12/10/47	1,309,000	1,241,156

Ser. 13-LC6, Class AM, 3.282%, 1/10/46	578,000	582,508

FRB Ser. 14-CR18, Class XA, IO, 1.246%, 7/15/47	4,948,409	274,538

FRB Ser. 14-CR16, Class XA, IO, 1.201%, 4/10/47	1,980,680	104,184

FRB Ser. 13-CR11, Class XA, IO, 1.148%, 8/10/50	6,693,047	353,622

FRB Ser. 14-UBS6, Class XA, IO, 1.047%, 12/10/47	7,241,062	386,673

FRB Ser. 14-LC17, Class XA, IO, 0.977%, 10/10/47	7,518,667	317,288

COMM Mortgage Trust 144A

Ser. 13-LC13, Class AM, 4.557%, 8/10/46	1,415,000	1,522,823

Ser. 13-LC13, Class E, 3.719%, 8/10/46	456,000	313,500

FRB Ser. 06-C8, Class XS, IO, 0.659%, 12/10/46	5,183,825	52

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.086%, 1/15/49	9,173,529	46

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	45,522	46,311

FRB Ser. 03-C3, Class AX, IO, 2.002%, 5/15/38	182,445	1

CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.30%, 4/15/50	655,000	660,578

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.80%, 4/15/50	1,046,000	881,742

CSMC Trust FRB Ser. 16-NXSR, Class C, 4.365%, 12/15/49	1,226,000	1,223,363

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	11,211	11,211

DBUBS Mortgage Trust 144A

FRB Ser. 11-LC2A, Class D, 5.727%, 7/10/44	159,000	165,579

FRB Ser. 11-LC3A, Class D, 5.346%, 8/10/44	1,505,000	1,551,505

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.072%, 7/10/45	2,012,173	20

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.328%, 12/10/49	18,816,713	42,831

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.44%, 5/10/43	1,246,339	2,326

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.59%, 2/10/46	4,909,355	337,813

GS Mortgage Securities Trust

FRB Ser. 14-GC18, Class C, 4.945%, 1/10/47	402,000	417,749

FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	1,272,000	1,235,875

Dynamic Asset Allocation Balanced Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Trust

FRB Ser. 13-GC12, Class XA, IO, 1.574%, 6/10/46	$2,799,123	$182,503

FRB Ser. 14-GC22, Class XA, IO, 1.042%, 6/10/47	6,080,348	319,084

FRB Ser. 14-GC24, Class XA, IO, 0.856%, 9/10/47	4,854,513	215,497

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.653%, 1/10/45	314,000	306,276

FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44	666,000	675,779

FRB Ser. 11-GC5, Class C, 5.40%, 8/10/44	500,000	533,307

FRB Ser. 13-GC12, Class D, 4.464%, 6/10/46	904,000	793,983

FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	123,762	1

JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.629%, 10/15/45	481,000	492,605

JPMBB Commercial Mortgage Securities Trust

FRB Ser. 14-C19, Class C, 4.667%, 4/15/47	481,000	487,015

FRB Ser. 13-C14, Class C, 4.564%, 8/15/46	1,223,000	1,252,262

FRB Ser. 14-C26, Class C, 4.426%, 1/15/48	406,000	394,332

FRB Ser. 14-C19, Class XA, IO, 1.186%, 4/15/47	8,571,696	294,009

FRB Ser. 14-C25, Class XA, IO, 0.994%, 11/15/47	8,661,140	450,379

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.413%, 12/15/47	186,000	186,539

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.178%, 2/12/51	15,000	15,362

FRB Ser. 05-LDP5, Class F, 5.699%, 12/15/44	451,989	449,827

Ser. 06-LDP8, Class B, 5.52%, 5/15/45	148,073	149,801

Ser. 13-C10, Class AS, 3.372%, 12/15/47	164,000	165,328

FRB Ser. 06-LDP8, Class X, IO, 0.423%, 5/15/45	1,777,646	18

FRB Ser. 07-LDPX, Class X, IO, 0.398%, 1/15/49	5,589,859	49,478

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class C, 6.278%, 2/12/51	298,000	262,240

FRB Ser. 12-C6, Class E, 5.153%, 5/15/45	1,175,000	1,100,035

FRB Ser. 12-C8, Class D, 4.677%, 10/15/45	755,000	731,520

FRB Ser. 05-CB12, Class X1, IO, 0.389%, 9/12/37	700,642	1,845

FRB Ser. 06-LDP6, Class X1, IO, 0.022%, 4/15/43	583,495	6

LB Commercial Mortgage Trust 144A

Ser. 99-C1, Class G, 6.41%, 6/15/31	28,696	29,430

Ser. 98-C4, Class H, 5.60%, 10/15/35	3,318	3,315

LB-UBS Commercial Mortgage Trust

FRB Ser. 08-C1, Class AM, 6.126%, 4/15/41	486,000	476,280

Ser. 06-C1, Class AJ, 5.276%, 2/15/41	475,126	475,221

FRB Ser. 07-C2, Class XW, IO, 0.709%, 2/15/40	609,284	110

LB-UBS Commercial Mortgage Trust 144A

FRB Ser. 05-C7, Class XCL, IO, 0.341%, 11/15/40	977,412	6,646

FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	234,729	13

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.229%, 4/20/48	828,000	718,008

Merrill Lynch Mortgage Trust 144A

FRB Ser. 04-KEY2, Class XC, IO, 0.356%, 8/12/39	477,582	2,061

FRB Ser. 05-MCP1, Class XC, IO, 0.005%, 6/12/43	429,850	2

66 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 05-C3, Class X, IO, 5.911%, 5/15/44	$19,170	$209

FRB Ser. 07-C5, Class X, IO, 4.546%, 12/15/49	853,963	5,124

FRB Ser. 06-C4, Class X, IO, 2.984%, 7/15/45	187,538	2,626

Morgan Stanley Bank of America Merrill Lynch Trust

Ser. 12-C5, Class AS, 3.792%, 8/15/45	594,000	615,740

Ser. 12-C6, Class AS, 3.476%, 11/15/45	611,000	626,458

FRB Ser. 14-C17, Class XA, IO, 1.25%, 8/15/47	5,469,647	296,728

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 1.973%, 11/15/45	11,118,883	668,245

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.791%, 6/11/42	291,000	300,952

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	352,000	155,327

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	310,666	307,777

Morgan Stanley Capital I Trust 144A

FRB Ser. 11-C3, Class D, 5.156%, 7/15/49	815,000	836,761

FRB Ser. 11-C3, Class E, 5.156%, 7/15/49	526,000	518,313

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	424,646	31,848

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C3, Class C, 5.123%, 8/10/49	326,000	342,887

FRB Ser. 12-C4, Class XA, IO, 1.748%, 12/10/45	7,119,138	500,810

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 05-C21, Class D, 5.294%, 10/15/44	426,000	422,932

FRB Ser. 07-C34, IO, 0.40%, 5/15/46	5,477,972	8,217

FRB Ser. 06-C29, IO, 0.278%, 11/15/48	6,755,211	270

Wachovia Bank Commercial Mortgage Trust 144A

FRB Ser. 06-C26, Class XC, IO, 0.056%, 6/15/45	4,034,575	807

FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42	205,763	21

Wells Fargo Commercial Mortgage Trust

FRB Ser. 13-LC12, Class C, 4.296%, 7/15/46	501,000	509,918

FRB Ser. 14-LC16, Class XA, IO, 1.396%, 8/15/50	6,727,480	405,667

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.296%, 7/15/46	521,000	472,994

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	437,000	444,342

FRB Ser. 13-C15, Class C, 4.48%, 8/15/46	1,081,000	1,105,547

Ser. 13-C18, Class AS, 4.387%, 12/15/46	777,000	827,521

Ser. 13-C12, Class AS, 3.56%, 3/15/48	613,000	628,325

Ser. 13-C11, Class AS, 3.311%, 3/15/45	353,000	356,861

FRB Ser. 14-C22, Class XA, IO, 0.929%, 9/15/57	28,519,694	1,359,819

FRB Ser. 13-C14, Class XA, IO, 0.822%, 6/15/46	7,776,057	283,826

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class C, 5.673%, 11/15/44	315,000	345,270

FRB Ser. 11-C5, Class E, 5.673%, 11/15/44	530,000	536,519

FRB Ser. 11-C3, Class D, 5.641%, 3/15/44	1,022,000	1,042,542

FRB Ser. 11-C2, Class D, 5.603%, 2/15/44	1,643,000	1,699,684

Ser. 11-C4, Class E, 5.265%, 6/15/44	682,000	682,546

FRB Ser. 12-C9, Class D, 4.80%, 11/15/45	546,000	508,708

Dynamic Asset Allocation Balanced Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	$599,000	$528,582

Ser. 14-C19, Class D, 4.234%, 3/15/47	122,000	102,248

FRB Ser. 12-C9, Class XA, IO, 2.087%, 11/15/45	6,628,476	510,591

FRB Ser. 12-C10, Class XA, IO, 1.677%, 12/15/45	4,494,372	302,157

FRB Ser. 13-C12, Class XA, IO, 1.376%, 3/15/48	2,378,907	126,916

		45,010,079

Residential mortgage-backed securities (non-agency) (0.6%)

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.854%, 1/26/36	472,304	410,555

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.14%, 5/25/35	1,165,326	1,188,633

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.578%, 6/25/46	1,634,020	1,436,549

FRB Ser. 05-27, Class 1A1, 1.519%, 8/25/35	308,953	244,073

FRB Ser. 05-59, Class 1A1, 1.306%, 11/20/35	513,627	454,353

FRB Ser. 06-OA10, Class 4A1, 1.172%, 8/25/46	2,185,670	1,857,820

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
6.132%, 11/25/28	480,000	532,561

Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
5.232%, 11/25/23	720,000	777,312

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.232%, 4/25/29	90,000	95,139

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.882%, 10/25/28	1,491,350	1,697,099

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.682%, 4/25/28	1,583,020	1,789,593

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.532%, 4/25/28	485,000	540,354

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.982%, 7/25/25	50,000	54,557

Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2,
1.782%, 2/25/34	703,368	680,237

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.978%, 2/25/35	373,489	375,823

Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
1.807%, 8/25/34	343,932	337,053

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	160,000	124,000

Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, 1.142%, 4/25/36	417,285	409,431

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 07-HY2, Class 1A1, 2.77%, 12/25/36	843,245	793,611

FRB Ser. 05-AR9, Class A1C3, 1.942%, 7/25/45	663,446	625,231

FRB Ser. 05-AR19, Class A1C3, 1.482%, 12/25/45	110,861	101,017

FRB Ser. 05-AR13, Class A1C3, 1.472%, 10/25/45	311,589	290,799

FRB Ser. 05-AR11, Class A1B3, 1.382%, 8/25/45	537,458	506,500

		15,322,300

Total mortgage-backed securities (cost $67,116,220)		$67,288,180

68 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.5%)*		amount	Value

Argentina (Republic of) sr. unsec. bonds Ser. REGS, 7.625%,
4/22/46 (Argentina)		$185,000	$187,035

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		709,000	687,162

Argentina (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		310,000	303,800

Argentina (Republic of) 144A sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		962,000	975,586

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		470,000	494,675

Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	5,212	1,715,849

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		$419,000	464,496

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		942,000	1,078,590

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		222,000	230,079

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		200,000	221,250

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		475,000	508,035

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		400,000	426,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		400,000	470,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		360,000	359,550

Peru (Republic of) sr. unsec. unsub. bonds 4.125%, 8/25/27 (Peru)		475,000	511,618

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		200,000	212,119

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		2,400,000	2,637,000

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		300,000	310,297

Total foreign government and agency bonds and notes (cost $12,538,629)			$11,793,641

		Principal
SENIOR LOANS (0.1%)*c		amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.282%, 5/29/20
(In default) †		$367,226	$291,853

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †		725,619	836,878

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21		613,171	615,854

CPG International, Inc. bank term loan FRN Ser. B, 4.897%, 9/30/20		105,721	106,117

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.397%, 7/6/21		159,124	159,278

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19		366,726	319,969

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20		202,750	162,580

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.482%, 9/7/23		283,575	283,536

Total senior loans (cost $2,765,754)			$2,776,065

Dynamic Asset Allocation Balanced Fund 69

			Principal
ASSET-BACKED SECURITIES (0.1%)*			amount	Value

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1.882%, 2/25/49			$2,709,000	$2,709,000

Total asset-backed securities (cost $2,709,000)				$2,709,000

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	1,758	$3,094

Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	12/18/17	0.00	58,500	270,778

Joyoung Co., Ltd. 144A (China)	11/20/17	0.00	61,200	163,305

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	37,000	230,854

Total warrants (cost $536,583)				$668,031

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R			7,508	$217,263

Total convertible preferred stocks (cost $137,227)				$217,263

			Principal
CONVERTIBLE BONDS AND NOTES (—%)*			amount	Value

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18			$87,000	$202,166

Total convertible bonds and notes (cost $82,189)				$202,166

	Expiration
PURCHASED OPTIONS	date/strike		Contract
OUTSTANDING (—%)*	price		amount	Value

EUR/JPY (Call)	Jun-17/JPY 127.50		EUR 9,279,000	$12,492

KOSPI 200 Index (Put)	Apr-17/$252.50		$82	246

USD/MXN (Put)	Apr-17/MXN 19.00		9,880,850	176,314

Total purchased options outstanding (cost $244,060)				$189,052

PREFERRED STOCKS (—%)*			Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP			5,340	$135,796

Total preferred stocks (cost $133,500)				$135,796

	Principal amount/
SHORT-TERM INVESTMENTS (19.8%)*			shares	Value

Federal Home Loan Banks unsec. discount notes 0.705%, 4/7/17		$25,000,000		$24,998,480

Federal Home Loan Banks unsec. discount notes 0.750%, 4/21/17			25,000,000	24,991,533

Federal Home Loan Banks unsec. discount notes 0.756%, 5/3/17			25,000,000	24,985,174

Federal Home Loan Banks unsec. discount notes 0.767%, 5/12/17			25,000,000	24,980,526

Federal Home Loan Banks unsec. discount notes 0.521%, 4/12/17			25,000,000	24,996,387

Federal Home Loan Mortgage Corporation unsec. discount notes
0.500%, 4/5/17			22,000,000	21,999,784

Interest in $295,974,000 joint tri-party repurchase agreement dated 3/31/17 with Merrill Lynch, Pierce, Fenner and Smith Inc.
due 4/3/17 — maturity value of $26,209,725 for an effective
yield of 0.790% (collateralized by a mortgage backed security with a coupon rate of 3.500% and a due date of 2/1/47, valued
at $301,893,481)			26,208,000	26,208,000

Putnam Cash Collateral Pool, LLC 1.03% [d]	Shares		20,260,925	20,260,925

Putnam Short Term Investment Fund 0.87% L	Shares	246,201,319		246,201,319

70 Dynamic Asset Allocation Balanced Fund

	Principal amount/
SHORT-TERM INVESTMENTS (19.8%)* cont.		shares	Value

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.62% P	Shares	353,000	$353,000

U.S. Treasury Bills 0.498%, 4/6/17 # ∆ §		$22,922,000	22,921,644

U.S. Treasury Bills 0.795%, 4/27/17 # ∆ §		25,000,000	24,988,192

Total short-term investments (cost $487,872,408)			$487,884,964

TOTAL INVESTMENTS

Total investments (cost $2,420,997,882)			$2,570,580,059

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,467,037,475.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $175,854, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Dynamic Asset Allocation Balanced Fund 71

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 900 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $602,261,670 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $346,436,071) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/19/17	$1,072,517	$1,017,626	$54,891

	Brazilian Real	Buy	4/3/17	2,470,229	2,380,942	89,287

	Brazilian Real	Sell	4/3/17	2,470,229	2,494,613	24,384

	Brazilian Real	Buy	7/3/17	4,843,422	4,867,513	(24,091)

	British Pound	Sell	6/21/17	94,394	92,969	(1,425)

	Canadian Dollar	Buy	4/19/17	2,405,354	2,381,884	23,470

	Canadian Dollar	Sell	4/19/17	2,405,354	2,406,641	1,287

	Chilean Peso	Buy	7/19/17	4,937,973	4,925,632	12,341

	Euro	Buy	6/21/17	4,889,622	4,846,949	42,673

72 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $346,436,071) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A. cont.

	Hong Kong Dollar	Buy	5/17/17	$1,635,330	$1,637,869	$(2,539)

	Indian Rupee	Buy	5/17/17	2,510,243	2,412,980	97,263

	Japanese Yen	Buy	5/17/17	297,700	306,642	(8,942)

	Mexican Peso	Buy	7/19/17	2,449,888	2,432,769	17,119

	New Zealand Dollar	Sell	4/19/17	226,194	189,050	(37,144)

	Norwegian Krone	Sell	6/21/17	729,123	740,529	11,406

	Singapore Dollar	Sell	5/17/17	2,466,450	2,408,306	(58,144)

	Swedish Krona	Buy	6/21/17	2,415,089	2,395,021	20,068

Barclays Bank PLC

	Australian Dollar	Buy	4/19/17	3,543,001	3,611,627	(68,626)

	British Pound	Buy	6/21/17	2,487,761	2,419,494	68,267

	Canadian Dollar	Buy	4/19/17	1,176,503	1,164,818	11,685

	Canadian Dollar	Sell	4/19/17	1,176,503	1,177,152	649

	Euro	Buy	6/21/17	1,217,962	1,229,457	(11,495)

	Japanese Yen	Sell	5/17/17	2,478,168	2,404,220	(73,948)

	New Zealand Dollar	Sell	4/19/17	2,505,659	2,450,617	(55,042)

	Swedish Krona	Buy	6/21/17	2,411,146	2,390,403	20,743

Citibank, N.A.

	Australian Dollar	Buy	4/19/17	2,872,774	2,603,617	269,157

	Brazilian Real	Buy	4/3/17	2,460,327	2,435,510	24,817

	Brazilian Real	Sell	4/3/17	2,460,327	2,486,618	26,291

	Brazilian Real	Buy	7/3/17	2,410,741	2,438,208	(27,467)

	British Pound	Sell	6/21/17	2,378,806	2,340,069	(38,737)

	Canadian Dollar	Buy	4/19/17	3,720,176	3,754,941	(34,765)

	Canadian Dollar	Sell	4/19/17	3,720,176	3,677,803	(42,373)

	Danish Krone	Sell	6/21/17	1,136,498	1,122,845	(13,653)

	Euro	Sell	6/21/17	235,027	233,073	(1,954)

	Indonesian Rupiah	Buy	5/17/17	2,382,047	2,365,685	16,362

	Japanese Yen	Sell	5/17/17	997,464	980,165	(17,299)

	New Zealand Dollar	Sell	4/19/17	5,313,684	5,373,241	59,557

	Norwegian Krone	Sell	6/21/17	2,396,651	2,448,921	52,270

	South African Rand	Buy	4/19/17	2,452,002	2,403,014	48,988

	South African Rand	Sell	4/19/17	2,402,436	2,434,153	31,717

	South African Rand	Sell	7/19/17	2,320,148	2,337,199	17,051

	Swedish Krona	Buy	6/21/17	5,005,489	4,913,891	91,598

Credit Suisse International

	Australian Dollar	Buy	4/19/17	2,710,239	2,536,422	173,817

	Canadian Dollar	Buy	4/19/17	23,467	23,479	(12)

	Canadian Dollar	Sell	4/19/17	23,467	23,231	(236)

	Euro	Sell	6/21/17	495,001	498,322	3,321

	Hong Kong Dollar	Buy	5/17/17	863	915	(52)

	New Zealand Dollar	Sell	4/19/17	3,590,666	3,653,465	62,799

	Norwegian Krone	Sell	6/21/17	2,422,679	2,448,667	25,988

	Swedish Krona	Buy	6/21/17	2,439,072	2,418,101	20,971

Dynamic Asset Allocation Balanced Fund 73

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $346,436,071) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	4/19/17	$9,848,027	$9,785,857	$62,170

	Australian Dollar	Sell	4/19/17	9,848,027	9,689,654	(158,373)

	Canadian Dollar	Buy	4/19/17	4,892,617	4,889,949	2,668

	Canadian Dollar	Sell	4/19/17	4,892,617	4,921,788	29,171

	Euro	Buy	6/21/17	1,916,082	1,900,082	16,000

	Indian Rupee	Buy	5/17/17	4,986,002	4,862,727	123,275

	Japanese Yen	Buy	5/17/17	307,839	271,732	36,107

	New Zealand Dollar	Sell	4/19/17	6,722,846	6,742,774	19,928

	South African Rand	Sell	7/19/17	2,292,715	2,367,299	74,584

	South Korean Won	Sell	5/17/17	115,676	36,172	(79,504)

	Swedish Krona	Buy	6/21/17	7,345,883	7,302,759	43,124

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/19/17	2,483,928	2,493,845	(9,917)

	Australian Dollar	Sell	4/19/17	2,483,928	2,437,943	(45,985)

	Canadian Dollar	Buy	4/19/17	3,595,922	3,573,562	22,360

	Canadian Dollar	Sell	4/19/17	3,595,922	3,596,526	604

	Euro	Sell	6/21/17	1,226,528	1,216,253	(10,275)

	Hong Kong Dollar	Buy	5/17/17	463,690	464,524	(834)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/19/17	11,304,731	11,057,669	247,062

	Brazilian Real	Buy	4/3/17	2,461,285	2,348,498	112,787

	Brazilian Real	Sell	4/3/17	2,461,285	2,420,767	(40,518)

	Brazilian Real	Sell	7/3/17	657	664	7

	British Pound	Sell	6/21/17	4,128,861	4,063,467	(65,394)

	Canadian Dollar	Sell	4/19/17	962,292	1,014,543	52,251

	Czech Koruna	Buy	7/19/17	2,486,330	2,503,775	(17,445)

	Czech Koruna	Sell	7/19/17	2,486,330	2,467,612	(18,718)

	Euro	Sell	6/21/17	6,771,333	6,713,464	(57,869)

	Euro	Buy	7/19/17	2,467,385	2,460,390	6,995

	Euro	Sell	7/19/17	2,467,385	2,483,411	16,026

	Hong Kong Dollar	Sell	5/17/17	169,349	169,322	(27)

	Indonesian Rupiah	Buy	5/17/17	2,606	10,913	(8,307)

	Japanese Yen	Buy	5/17/17	3,605,941	3,576,578	29,363

	New Zealand Dollar	Sell	4/19/17	6,688,511	6,700,850	12,339

	Singapore Dollar	Buy	5/17/17	1,740,031	1,729,206	10,825

	South Korean Won	Buy	5/17/17	303,988	456,591	(152,603)

	Swedish Krona	Buy	6/21/17	4,305,892	4,338,132	(32,240)

	Swiss Franc	Buy	6/21/17	2,853,269	2,825,940	27,329

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/19/17	3,148,121	2,987,614	160,507

	British Pound	Buy	6/21/17	2,487,761	2,419,801	67,960

	Canadian Dollar	Buy	4/19/17	1,437,120	1,451,211	(14,091)

	Czech Koruna	Buy	7/19/17	2,486,330	2,502,778	(16,448)

	Czech Koruna	Sell	7/19/17	2,486,330	2,470,082	(16,248)

74 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $346,436,071) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Euro	Sell	6/21/17	$279,248	$276,878	$(2,370)

	Euro	Buy	7/19/17	2,467,063	2,459,989	7,074

	Euro	Sell	7/19/17	2,467,063	2,477,989	10,926

	Japanese Yen	Sell	5/17/17	2,484,464	2,468,413	(16,051)

	New Zealand Dollar	Buy	4/19/17	3,573,498	3,621,192	(47,694)

	New Zealand Dollar	Sell	4/19/17	3,573,498	3,558,047	(15,451)

	Swedish Krona	Buy	6/21/17	3,777,775	3,759,075	18,700

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/19/17	5,741,805	5,623,878	117,927

	British Pound	Sell	6/21/17	2,378,806	2,340,615	(38,191)

	Canadian Dollar	Buy	4/19/17	2,474,326	2,450,472	23,854

	Canadian Dollar	Sell	4/19/17	2,474,326	2,461,847	(12,479)

	Euro	Sell	6/21/17	6,088,632	6,076,897	(11,735)

	Japanese Yen	Buy	5/17/17	2,112,129	2,123,537	(11,408)

	New Zealand Dollar	Sell	4/19/17	3,536,149	3,511,486	(24,663)

	Singapore Dollar	Sell	5/17/17	2,466,379	2,413,541	(52,838)

	Swedish Krona	Buy	6/21/17	5,081,595	5,038,984	42,611

UBS AG

	Australian Dollar	Buy	4/19/17	4,142,196	4,026,906	115,290

	Canadian Dollar	Buy	4/19/17	6,207,514	6,232,713	(25,199)

	Canadian Dollar	Sell	4/19/17	6,207,514	6,154,210	(53,304)

	Euro	Sell	6/21/17	8,926,189	8,845,612	(80,577)

	Japanese Yen	Buy	5/17/17	1,218,337	1,230,760	(12,423)

	New Zealand Dollar	Sell	4/19/17	7,201,863	7,174,005	(27,858)

	Swedish Krona	Buy	6/21/17	7,255,304	7,197,215	58,089

WestPac Banking Corp.

	Australian Dollar	Buy	4/19/17	1,106,964	1,162,270	(55,306)

	Canadian Dollar	Buy	4/19/17	1,228,401	1,229,171	(770)

	Canadian Dollar	Sell	4/19/17	1,228,401	1,224,117	(4,284)

	Euro	Sell	6/21/17	2,395,450	2,375,101	(20,349)

	New Zealand Dollar	Sell	4/19/17	2,409,380	2,457,149	47,769

Total						$1,260,229

FUTURES CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	1,765	$122,173,300	Jun-17	$1,543,323

Russell 2000 Index Mini (Short)	134	9,275,480	Jun-17	(117,645)

S&P 500 Index E-Mini (Long)	296	34,916,160	Jun-17	(139,180)

S&P 500 Index E-Mini (Short)	200	23,592,000	Jun-17	(52,741)

S&P Mid Cap 400 Index E-Mini (Long)	62	10,652,840	Jun-17	49,789

Tokyo Price Index (Long)	179	24,318,468	Jun-17	(451,721)

U.S. Treasury Bond 30 yr (Long)	139	20,967,281	Jun-17	(109,245)

Dynamic Asset Allocation Balanced Fund 75

FUTURES CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra 30 yr (Long)	223	$35,819,375	Jun-17	$(258,163)

U.S. Treasury Note 2 yr (Long)	540	116,884,688	Jun-17	(41,434)

U.S. Treasury Note 2 yr (Short)	151	32,684,422	Jun-17	22,371

U.S. Treasury Note 5 yr (Long)	1,071	$126,085,149	Jun-17	$(123,514)

U.S. Treasury Note 5 yr (Short)	11	1,294,992	Jun-17	2,041

U.S. Treasury Note 10 yr (Long)	317	39,486,313	Jun-17	(114,553)

U.S. Treasury Note 10 yr (Short)	815	101,518,438	Jun-17	256,675

U.S. Treasury Note Ultra 10 yr (Short)	14	1,874,469	Jun-17	3,722

Total				$469,725

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $127,436) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

EUR/JPY (Put)	Jun-17/JPY 115.30	EUR 9,279,000	$98,959

KOSPI 200 Index (Put)	Apr-17/$247.50	$82	82

USD/MXN (Put)	Apr-17/MXN 18.25	9,880,850	22,992

Total			$122,033

TBA SALE COMMITMENTS OUTSTANDING at 3/31/17 (proceeds receivable $36,711,680) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 4/1/47	$3,000,000	4/12/17	$3,068,906

Federal National Mortgage Association, 3.00%, 5/1/47	16,000,000	5/11/17	15,836,250

Federal National Mortgage Association, 3.00%, 4/1/47	16,000,000	4/12/17	15,865,000

Government National Mortgage Association, 4.50%, 4/1/47	1,000,000	4/20/17	1,068,047

Government National Mortgage Association, 4.00%, 4/1/47	1,000,000	4/20/17	1,056,328

Total			$36,894,531

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$92,786,400 E	$26,906	6/21/19	3 month USD-	1.75%	$65,505
			LIBOR-BBA

105,816,800 E	9,990	6/21/19	1.75%	3 month USD-	(34,029)
				LIBOR-BBA

19,714,000 E	(14,762)	6/21/22	3 month USD-	2.20%	60,822
			LIBOR-BBA

38,245,500 E	26,526	6/21/22	2.20%	3 month USD-	(120,108)
				LIBOR-BBA

33,973,200 E	(24,648)	6/21/27	3 month USD-	2.50%	189,417
			LIBOR-BBA

47,794,600 E	41,175	6/21/27	2.50%	3 month USD-	(259,980)
				LIBOR-BBA

76 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$13,570,600 E	$96,577	6/21/47	3 month USD-	2.70%	$184,895
			LIBOR-BBA

4,712,400 E	(9,926)	6/21/47	2.70%	3 month USD-	(40,594)
				LIBOR-BBA

Total	$151,838				$45,928

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$50,521	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(389)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,102,566	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,141)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

138,742	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,024)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,100	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(13)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

152,018	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,327
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

37,747	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(151)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

151,839	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,136
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

90,466	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(804)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

304,738	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,307
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,029,253	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,074
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

366,819	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,852)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Balanced Fund 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.

	$154,997	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$1,366
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	268,481	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,367
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	688	—	12/1/17	(3 month USD-	A basket (CGPUTQL2)	(1,735,205)
				LIBOR-BBA plus	of common stocks
				0.37%)

units	14,951	—	11/27/17	3 month USD-	Russell 1000 Total	16,034
				LIBOR-BBA plus	Return Index
				0.09%

Credit Suisse International

	$1,493,907	—	1/12/41	4.50% (1 month	Synthetic MBX Index	12,798
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	240,805	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(2,780)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Goldman Sachs International

	79,599	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(155)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	12,867	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(42)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	125,499	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(966)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	125,499	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(966)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	571,077	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(2,605)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	20,544	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(104)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	24,644	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(124)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	454,707	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,296)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

78 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Securities LLC

$1,241,308	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$9,165
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

301,520	—	1/12/42	(4.00%) 1 month	Synthetic TRS Index	2,319
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$—				$(1,700,724)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$(1,297)

CMBX NA BBB– Index	BBB–/P	2,953	49,000	5/11/63	300 bp	(3,286)

CMBX NA BBB– Index	BBB–/P	6,050	98,000	5/11/63	300 bp	(6,427)

Barclays Bank PLC

CMBX NA BBB– Index	BBB–/P	8,647	78,000	5/11/63	300 bp	(1,284)

Credit Suisse International

CMBX NA BBB– Index	—	(11,586)	172,000	1/17/47	(300 bp)	4,017

CMBX NA BB Index	—	(22,174)	158,000	1/17/47	(500 bp)	5,512

CMBX NA A Index	A/P	33,781	642,000	5/11/63	200 bp	775

CMBX NA BB Index	—	(23,899)	1,354,000	5/11/63	(500 bp)	251,136

CMBX NA BB Index	—	(96,350)	508,000	1/17/47	(500 bp)	(7,334)

CMBX NA BBB– Index	BBB–/P	9,877	81,000	5/11/63	300 bp	(470)

CMBX NA BBB– Index	BBB–/P	10,753	88,000	5/11/63	300 bp	(451)

CMBX NA BBB– Index	BBB–/P	7,789	99,000	5/11/63	300 bp	(4,816)

CMBX NA BBB– Index	BBB–/P	14,308	172,000	5/11/63	300 bp	(7,590)

CMBX NA BBB– Index	BBB–/P	28,165	194,000	5/11/63	300 bp	3,466

CMBX NA BBB– Index	BBB–/P	17,053	201,000	5/11/63	300 bp	(8,538)

CMBX NA BBB– Index	BBB–/P	26,684	202,000	5/11/63	300 bp	966

CMBX NA BBB– Index	BBB–/P	42,979	353,000	5/11/63	300 bp	(1,964)

CMBX NA BBB– Index	BBB–/P	41,411	846,000	5/11/63	300 bp	(66,299)

CMBX NA BBB– Index	BBB–/P	53,080	1,082,000	5/11/63	300 bp	(84,676)

CMBX NA BBB– Index	BBB–/P	123,704	1,565,000	1/17/47	300 bp	(18,267)

CMBX NA BBB– Index	BBB–/P	141,621	1,916,000	1/17/47	300 bp	(32,192)

Goldman Sachs International

CMBX NA BB Index	—	(63,835)	624,000	5/11/63	(500 bp)	62,917

CMBX NA BB Index	—	(6,356)	42,000	1/17/47	(500 bp)	1,004

CMBX NA A Index	A/P	7,598	146,000	5/11/63	200 bp	92

CMBX NA A Index	A/P	7,391	146,000	5/11/63	200 bp	(115)

CMBX NA A Index	A/P	7,391	146,000	5/11/63	200 bp	(115)

CMBX NA A Index	A/P	42,184	700,000	5/11/63	200 bp	6,196

CMBX NA A Index	A/P	41,576	817,000	5/11/63	200 bp	(427)

Dynamic Asset Allocation Balanced Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.

CMBX NA A Index	A/P	$48,048	$953,000	1/17/47	200 bp	$6,010

CMBX NA BB Index	—	$(146)	$1,000	5/11/63	(500 bp)	$57

CMBX NA BB Index	—	(117,160)	577,000	1/17/47	(500 bp)	(16,053)

CMBX NA BB Index	—	(676)	4,000	1/17/47	(500 bp)	25

CMBX NA BBB– Index	BBB–/P	3,798	48,000	5/11/63	300 bp	(2,313)

CMBX NA BBB– Index	BBB–/P	4,225	81,000	5/11/63	300 bp	(6,088)

CMBX NA BBB– Index	BBB–/P	6,540	96,000	5/11/63	300 bp	(5,682)

CMBX NA BBB– Index	BBB–/P	10,042	119,000	5/11/63	300 bp	(5,109)

CMBX NA BBB– Index	BBB–/P	14,593	169,000	5/11/63	300 bp	(6,923)

CMBX NA BBB– Index	BBB–/P	14,937	177,000	5/11/63	300 bp	(7,598)

CMBX NA BBB– Index	BBB–/P	41,396	340,000	5/11/63	300 bp	(1,892)

CMBX NA BBB– Index	BBB–/P	36,766	392,000	5/11/63	300 bp	(13,143)

CMBX NA BBB– Index	BBB–/P	117,643	1,565,000	5/11/63	300 bp	(81,608)

CMBX NA BBB– Index	—	(24,661)	366,000	1/17/47	(300 bp)	8,541

CMBX NA BBB– Index	—	(11,476)	169,000	1/17/47	(300 bp)	3,856

CMBX NA BBB– Index	—	(9,384)	136,000	1/17/47	(300 bp)	2,954

CMBX NA BBB– Index	—	(3,946)	38,000	1/17/47	(300 bp)	(499)

CMBX NA BBB– Index	BBB–/P	2,607	30,000	1/17/47	300 bp	(115)

CMBX NA BBB– Index	BBB–/P	13,522	194,000	1/17/47	300 bp	(4,077)

CMBX NA BBB– Index	BBB–/P	32,200	378,000	1/17/47	300 bp	(2,091)

CMBX NA BBB– Index	BBB–/P	63,244	803,000	1/17/47	300 bp	(9,602)

JPMorgan Securities LLC

CMBX NA A Index	A/P	38,131	648,000	5/11/63	200 bp	4,817

CMBX NA A Index	A/P	162,589	2,698,000	5/11/63	200 bp	23,882

CMBX NA A Index	A/P	16,576	378,000	1/17/47	200 bp	(98)

CMBX NA BB Index	—	(36,697)	261,000	5/11/63	(500 bp)	16,319

CMBX NA BB Index	—	(30,579)	230,000	5/11/63	(500 bp)	16,141

CMBX NA BB Index	—	(15,389)	107,000	5/11/63	(500 bp)	6,345

CMBX NA BB Index	—	(129,250)	755,000	1/17/47	(500 bp)	3,047

CMBX NA BBB– Index	BBB–/P	5,548	38,000	5/11/63	300 bp	710

CMBX NA BBB– Index	BBB–/P	2,591	42,000	5/11/63	300 bp	(2,757)

CMBX NA BBB– Index	BBB–/P	3,314	48,000	5/11/63	300 bp	(2,797)

CMBX NA BBB– Index	BBB–/P	8,983	79,000	5/11/63	300 bp	(1,075)

CMBX NA BBB– Index	BBB–/P	12,250	85,000	5/11/63	300 bp	1,428

CMBX NA BBB– Index	BBB–/P	5,441	85,000	5/11/63	300 bp	(5,381)

CMBX NA BBB– Index	BBB–/P	4,529	85,000	5/11/63	300 bp	(6,293)

CMBX NA BBB– Index	BBB–/P	4,329	85,000	5/11/63	300 bp	(6,493)

CMBX NA BBB– Index	BBB–/P	14,122	97,000	5/11/63	300 bp	1,773

CMBX NA BBB– Index	BBB–/P	11,787	144,000	5/11/63	300 bp	(6,546)

CMBX NA BBB– Index	BBB–/P	12,879	151,000	5/11/63	300 bp	(6,346)

CMBX NA BBB– Index	BBB–/P	8,438	191,000	5/11/63	300 bp	(15,879)

CMBX NA BBB– Index	BBB–/P	49,953	637,000	5/11/63	300 bp	(31,148)

CMBX NA BBB– Index	BBB–/P	242,277	2,871,000	5/11/63	300 bp	(123,249)

80 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.

CMBX NA BBB– Index	—	$(2,259)	$42,000	1/17/47	(300 bp)	$1,551

CMBX NA BBB– Index	BBB–/P	604	5,000	1/17/47	300 bp	151

CMBX NA BBB– Index	BBB–/P	949	18,000	1/17/47	300 bp	(684)

CMBX NA BBB– Index	BBB–/P	3,320	60,000	1/17/47	300 bp	(2,123)

CMBX NA BBB– Index	BBB–/P	3,189	122,000	1/17/47	300 bp	(7,878)

CMBX NA BBB– Index	BBB–/P	14,169	144,000	1/17/47	300 bp	1,105

Total		$1,106,205				$(192,295)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. “ Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$449,355	$6,851,790	12/20/21	500 bp	$(99,831)

NA HY Series 28 Index	B+/P	(3,600,086)	53,847,000	6/20/22	500 bp	289,632

NA IG Series 28 Index	BBB+/P	(1,833,166)	115,350,000	6/20/22	100 bp	84,080

Total		$(4,983,897)				$273,881

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. “ Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Balanced Fund 81

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$44,063,044	$—	$—

Capital goods	85,232,130	—	—

Communication services	42,475,416	—	1,332

Conglomerates	8,768,092	—	—

Consumer cyclicals	181,492,462	—	—

Consumer staples	134,911,337	—	109,671

Energy	76,066,442	931	7,209

Financials	247,155,281	—	—

Health care	163,085,271	—	—

Technology	239,712,878	—	—

Transportation	37,496,245	—	—

Utilities and power	48,326,359	17,082	—

Total common stocks	1,308,784,957	18,013	118,212

Asset-backed securities	—	2,709,000	—

Convertible bonds and notes	—	202,166	—

Convertible preferred stocks	—	217,263	—

Corporate bonds and notes	—	396,638,063	643,520

Foreign government and agency bonds and notes	—	11,793,641	—

Mortgage-backed securities	—	67,288,180	—

Preferred stocks	135,796	—	—

Purchased options outstanding	—	189,052	—

Senior loans	—	2,776,065	—

U.S. government and agency mortgage obligations	—	290,513,136	—

Warrants	3,094	664,937	—

Short-term investments	246,554,319	241,330,645	—

Totals by level	$1,555,478,166	$1,014,340,161	$761,732

82 Dynamic Asset Allocation Balanced Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,260,229	$—

Futures contracts	469,725	—	—

Written options outstanding	—	(122,033)	—

TBA sale commitments	—	(36,894,531)	—

Interest rate swap contracts	—	(105,910)	—

Total return swap contracts	—	(1,700,724)	—

Credit default contracts	—	3,959,278	—

Totals by level	$469,725	$(33,603,691)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 83

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value, including $19,824,451 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,154,535,638)	$2,304,117,815
Affiliated issuers (identified cost $266,462,244) (Notes 1 and 5)	266,462,244

Cash	25,704

Foreign currency (cost $91,606) (Note 1)	91,624

Dividends, interest and other receivables	8,747,995

Receivable for shares of the fund sold	5,852,008

Receivable for investments sold	1,407,520

Receivable for sales of delayed delivery securities (Note 1)	31,852,339

Receivable for variation margin (Note 1)	2,030,903

Unrealized appreciation on forward currency contracts (Note 1)	3,035,919

Unrealized appreciation on OTC swap contracts (Note 1)	491,686

Premium paid on OTC swap contracts (Note 1)	605,823

Prepaid assets	86,390

Total assets	2,624,807,970

LIABILITIES

Payable for investments purchased	6,336,291

Payable for purchases of delayed delivery securities (Note 1)	76,512,281

Payable for shares of the fund repurchased	6,852,238

Payable for compensation of Manager (Note 2)	1,097,525

Payable for custodian fees (Note 2)	191,874

Payable for investor servicing fees (Note 2)	558,446

Payable for Trustee compensation and expenses (Note 2)	459,044

Payable for administrative services (Note 2)	8,817

Payable for distribution fees (Note 2)	1,196,396

Payable for variation margin (Note 1)	751,739

Unrealized depreciation on OTC swap contracts (Note 1)	2,384,705

Premium received on OTC swap contracts (Note 1)	1,712,028

Unrealized depreciation on forward currency contracts (Note 1)	1,775,690

Written options outstanding, at value (premiums $127,436) (Notes 1 and 3)	122,033

TBA sale commitments, at value (proceeds receivable $36,711,680) (Note 1)	36,894,531

Collateral on securities loaned, at value (Note 1)	20,260,925

Collateral on certain derivative contracts, at value (Note 1)	353,000

Other accrued expenses	302,932

Total liabilities	157,770,495

Net assets	$2,467,037,475

(Continued on next page)

84 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,225,785,874

Undistributed net investment income (Note 1)	10,367,262

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	81,329,297

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	149,555,042

Total — Representing net assets applicable to capital shares outstanding	$2,467,037,475

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,351,815,778 divided by 92,616,088 shares)	$14.60

Offering price per class A share (100/94.25 of $14.60)*	$15.49

Net asset value and offering price per class B share ($70,822,496 divided by 4,872,566 shares)**	$14.53

Net asset value and offering price per class C share ($293,506,678 divided by 20,640,995 shares)**	$14.22

Net asset value and redemption price per class M share
($28,312,312 divided by 1,943,960 shares)	$14.56

Offering price per class M share (100/96.50 of $14.56)*	$15.09

Net asset value, offering price and redemption price per class P share
($183,272,528 divided by 12,524,263 shares)	$14.63

Net asset value, offering price and redemption price per class R share
($28,620,082 divided by 1,975,957 shares)	$14.48

Net asset value, offering price and redemption price per class R5 share
($3,537,885 divided by 241,950 shares)	$14.62

Net asset value, offering price and redemption price per class R6 share
($179,231,865 divided by 12,254,546 shares)	$14.63

Net asset value, offering price and redemption price per class Y share
($327,917,851 divided by 22,419,511 shares)	$14.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 85

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $284 ) (including interest income of $765,352 from investments
in affiliated issuers) (Note 5)	$13,107,357

Dividends (net of foreign tax of $220,058)	12,465,376

Securities lending (net of expenses) (Notes 1 and 5)	65,687

Total investment income	25,638,420

EXPENSES

Compensation of Manager (Note 2)	6,225,520

Investor servicing fees (Note 2)	1,656,294

Custodian fees (Note 2)	133,208

Trustee compensation and expenses (Note 2)	62,150

Distribution fees (Note 2)	3,619,519

Administrative services (Note 2)	41,732

Other	429,683

Total expenses	12,168,106

Expense reduction (Note 2)	(4,628)

Net expenses	12,163,478

Net investment income	13,474,942

Net realized gain on investments (net of foreign tax of $6,052) (Notes 1 and 3)	63,422,192

Net realized gain on swap contracts (Note 1)	6,862,193

Net realized gain on futures contracts (Note 1)	25,651,459

Net realized gain on foreign currency transactions (Note 1)	1,174,472

Net realized loss on written options (Notes 1 and 3)	(418,271)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(407,662)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the period	25,318,409

Net gain on investments	121,602,792

Net increase in net assets resulting from operations	$135,077,734

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$13,474,942	$27,741,235

Net realized gain on investments
and foreign currency transactions	96,692,045	13,857,563

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	24,910,747	118,581,141

Net increase in net assets resulting from operations	135,077,734	160,179,939

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,876,848)	(20,441,767)

Class B	(261,477)	(605,504)

Class C	(1,156,780)	(2,365,289)

Class M	(139,685)	(297,812)

Class P	(1,591,580)	(595,119)

Class R	(173,598)	(265,406)

Class R5	(25,073)	(35,027)

Class R6	(1,553,132)	(2,238,702)

Class Y	(2,616,634)	(5,772,575)

Net realized short-term gain on investments

Class A	—	(11,069,914)

Class B	—	(640,309)

Class C	—	(2,081,662)

Class M	—	(242,629)

Class R	—	(130,213)

Class R5	—	(2,349)

Class R6	—	(706,466)

Class Y	—	(2,646,983)

From net realized long-term gain on investments
Class A	(11,716,141)	(54,460,505)

Class B	(624,910)	(3,150,115)

Class C	(2,579,176)	(10,241,125)

Class M	(248,337)	(1,193,657)

Class P	(1,439,619)	—

Class R	(236,302)	(640,609)

Class R5	(20,580)	(11,557)

Class R6	(1,426,579)	(3,475,588)

Class Y	(2,494,803)	(13,022,328)

Increase from capital share transactions (Note 4)	71,328,116	425,922,883

Total increase in net assets	168,224,596	449,769,612

NET ASSETS

Beginning of period	2,298,812,879	1,849,043,267

End of period (including undistributed net investment
income of $10,367,262 and $14,287,127, respectively)	$2,467,037,475	$2,298,812,879

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 87

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class A

March 31, 2017**	$14.02	.08	.74	.82	(.11)	(.13)	(.24)	$14.60	5.83*	$1,351,816	.49*	.58*	148*e

September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[d]	1.38[d]	374[e]

September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343[e]

September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	14.69	12.94	1,114,099.99		1.55	351[e]

September 30, 2013	11.89	.21	1.28	1.49	(.19)	—	(.19)	13.19	12.62	969,273	1.02	1.71	190[f]

September 30, 2012	9.99	.20	1.89	2.09	(.19)	—	(.19)	11.89	21.06	899,121	1.06	1.76	182[f]

Class B

March 31, 2017**	$13.96	.03	.72	.75	(.05)	(.13)	(.18)	$14.53	5.40*	$70,822	.87*	.21*	148*e

September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[d]	.62[d]	374[e]

September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343[e]

September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	14.63	11.97	78,865	1.74	.80	351[e]

September 30, 2013	11.84	.12	1.29	1.41	(.10)	—	(.10)	13.15	11.90	81,247	1.77	.96	190[f]

September 30, 2012	9.95	.11	1.89	2.00	(.11)	—	(.11)	11.84	20.13	85,833	1.81	1.02	182[f]

Class C

March 31, 2017**	$13.66	.03	.72	.75	(.06)	(.13)	(.19)	$14.22	5.47*	$293,507	.87*	.21*	148*e

September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[d]	.63[d]	374[e]

September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343[e]

September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	14.38	12.09	142,816	1.74	.80	351[e]

September 30, 2013	11.65	.12	1.25	1.37	(.10)	—	(.10)	12.92	11.81	114,907	1.77	.96	190[f]

September 30, 2012	9.80	.11	1.85	1.96	(.11)	—	(.11)	11.65	20.07	98,192	1.81	1.01	182[f]

Class M

March 31, 2017**	$13.99	.05	.72	.77	(.07)	(.13)	(.20)	$14.56	5.52*	$28,312	.74*	.34*	148*e

September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	13.99	7.52	27,883	1.51[d]	.87[d]	374[e]

September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343[e]

September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	14.66	12.33	28,808	1.49	1.05	351[e]

September 30, 2013	11.87	.15	1.28	1.43	(.13)	—	(.13)	13.17	12.10	26,680	1.52	1.20	190[f]

September 30, 2012	9.98	.14	1.89	2.03	(.14)	—	(.14)	11.87	20.40	21,876	1.56	1.27	182[f]

Class P

March 31, 2017**	$14.05	.11	.73	.84	(.13)	(.13)	(.26)	$14.63	6.03*	$183,273	.30*	.79*	148*e

September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374[e]

Class R

March 31, 2017**	$13.91	.07	.72	.79	(.09)	(.13)	(.22)	$14.48	5.69*	$28,620	.62*	.46*	148*e

September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[d]	1.13[d]	374[e]

September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343[e]

September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	14.59	12.59	14,744	1.24	1.30	351[e]

September 30, 2013	11.81	.18	1.28	1.46	(.16)	—	(.16)	13.11	12.42	12,512	1.27	1.46	190[f]

September 30, 2012	9.93	.17	1.88	2.05	(.17)	—	(.17)	11.81	20.70	11,821	1.31	1.52	182[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 89

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class R5

March 31, 2017**	$14.04	.11	.73	.84	(.13)	(.13)	(.26)	$14.62	5.96*	$3,538	.37*	.74*	148*e

September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[d]	1.72[d]	374[e]

September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343[e]

September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	14.71	13.12	36.74		1.95	351[e]

September 30, 2013	11.90	.25	1.29	1.54	(.23)	—	(.23)	13.21	12.99	12.75		1.98	190[f]

September 30, 2012 ‡	11.34	.06	.55	.61	(.05)	—	(.05)	11.90	5.41*	11	.19*	.47*	182[f]

Class R6

March 31, 2017**	$14.05	.11	.73	.84	(.13)	(.13)	(.26)	$14.63	6.01*	$179,232	.32*	.77*	148*e

September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[d]	1.75[d]	374[e]

September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343[e]

September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	14.71	13.30	16,200.64		1.91	351[e]

September 30, 2013	11.90	.25	1.30	1.55	(.24)	—	(.24)	13.21	13.11	10,947.65		1.94	190[f]

September 30, 2012 ‡	11.34	.06	.56	.62	(.06)	—	(.06)	11.90	5.44*	11	.16*	.49*	182[f]

Class Y

March 31, 2017**	$14.05	.10	.73	.83	(.12)	(.13)	(.25)	$14.63	5.95*	$327,918	.37*	.71*	148*e

September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[d]	1.63[d]	374[e]

September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343[e]

September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	14.71	13.20	131,417.74		1.79	351[e]

September 30, 2013	11.90	.25	1.28	1.53	(.22)	—	(.22)	13.21	12.96	115,550.77		1.98	190[f]

September 30, 2012	10.00	.23	1.89	2.12	(.22)	—	(.22)	11.90	21.34	193,491.81		2.01	182[f]

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

‡ For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	404%

September 30, 2012	461

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 91

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

92 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Balanced Fund 93

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S.

94 Dynamic Asset Allocation Balanced Fund

dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

Dynamic Asset Allocation Balanced Fund 95

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the

96 Dynamic Asset Allocation Balanced Fund

occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $365,590 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

Dynamic Asset Allocation Balanced Fund 97

securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,117,651 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,841,100 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $20,260,925 and the value of securities loaned amounted to $19,824,451.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

98 Dynamic Asset Allocation Balanced Fund

The aggregate identified cost on a tax basis is $2,431,211,799, resulting in gross unrealized appreciation and depreciation of $172,593,300 and $33,225,040, respectively, or net unrealized appreciation of $139,368,260.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.262% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

Dynamic Asset Allocation Balanced Fund 99

contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,051,791	Class R	21,076

Class B	55,725	Class R5	2,032

Class C	226,029	Class R6	40,854

Class M	22,049	Class Y	228,404

Class P	8,334	Total	$1,656,294

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,096 under the expense offset arrangements and by $2,532 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,843, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following classes of shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$1,664,570

Class B	1.00%	1.00%	352,728

Class C	1.00%	1.00%	1,430,795

Class M	1.00%	0.75%	104,679

Class R	1.00%	0.50%	66,747

Total			$3,619,519

100 Dynamic Asset Allocation Balanced Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $150,438 and $3,154 from the sale of class A and class M shares, respectively, and received $15,638 and $6,481 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $497 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$2,935,346,661	$2,845,389,579

U.S. government securities (Long-term)	—	—

Total	$2,935,346,661	$2,845,389,579

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

		Written option	Written option
		contract amounts	premiums

Written options outstanding at the	USD	$—	$—
beginning of the reporting period	EUR	—	$—

Options opened	USD	96,632,232	524,527
	EUR	9,279,000	83,091

Options exercised	USD	—	—
	EUR	—	—

Options expired	USD	—	—
	EUR	—	—

Options closed	USD	(86,751,300)	(480,182)
	EUR	—	—

Written options outstanding at the	USD	$9,880,932	$44,345
end of the reporting period	EUR	9,279,000	$83,091

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	6,763,610	$96,208,338	19,241,477	$264,499,350

Shares issued in connection with
reinvestment of distributions	1,452,607	20,645,497	6,104,752	82,669,475

	8,216,217	116,853,835	25,346,229	347,168,825

Shares repurchased	(10,523,043)	(149,822,683)	(17,151,354)	(234,060,159)

Net increase (decrease)	(2,306,826)	$(32,968,848)	8,194,875	$113,108,666

Dynamic Asset Allocation Balanced Fund 101

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	301,552	$4,261,479	917,767	$12,496,216

Shares issued in connection with
reinvestment of distributions	58,487	825,361	307,554	4,149,047

	360,039	5,086,840	1,225,321	16,645,263

Shares repurchased	(601,405)	(8,526,663)	(1,336,775)	(18,156,624)

Net decrease	(241,366)	$(3,439,823)	(111,454)	$(1,511,361)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	2,149,906	$29,806,677	7,819,945	$104,462,264

Shares issued in connection with
reinvestment of distributions	252,857	3,493,241	1,028,849	13,591,402

	2,402,763	33,299,918	8,848,794	118,053,666

Shares repurchased	(2,478,523)	(34,407,621)	(3,498,195)	(46,650,319)

Net increase (decrease)	(75,760)	$(1,107,703)	5,350,599	$71,403,347

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	108,657	$1,541,274	258,877	$3,519,750

Shares issued in connection with
reinvestment of distributions	27,029	382,650	127,186	1,718,394

	135,686	1,923,924	386,063	5,238,144

Shares repurchased	(184,990)	(2,630,715)	(494,595)	(6,868,610)

Net decrease	(49,304)	$(706,791)	(108,532)	$(1,630,466)

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class P	Shares	Amount	Shares	Amount

Shares sold	4,299,291	$61,179,634	12,090,526	$170,075,104

Shares issued in connection with
reinvestment of distributions	212,635	3,031,199	43,000	595,119

	4,511,926	64,210,833	12,133,526	170,670,223

Shares repurchased	(2,871,237)	(40,788,986)	(1,249,952)	(17,551,327)

Net increase	1,640,689	$23,421,847	10,883,574	$153,118,896

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	490,027	$6,881,343	1,245,657	$16,987,402

Shares issued in connection with
reinvestment of distributions	23,666	333,616	62,916	846,610

	513,693	7,214,959	1,308,573	17,834,012

Shares repurchased	(304,060)	(4,283,798)	(413,305)	(5,585,391)

Net increase	209,633	$2,931,161	895,268	$12,248,621

102 Dynamic Asset Allocation Balanced Fund

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	80,650	$1,163,745	175,685	$2,278,114

Shares issued in connection with
reinvestment of distributions	3,196	45,653	3,606	48,933

	83,846	1,209,398	179,291	2,327,047

Shares repurchased	(21,561)	(304,343)	(17,974)	(243,581)

Net increase	62,285	$905,055	161,317	$2,083,466

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	2,958,853	$41,909,765	7,592,802	$104,275,830

Shares issued in connection with
reinvestment of distributions	209,016	2,979,711	473,180	6,420,756

	3,167,869	44,889,476	8,065,982	110,696,586

Shares repurchased	(1,390,069)	(19,776,048)	(1,932,798)	(26,576,871)

Net increase	1,777,800	$25,113,428	6,133,184	$84,119,715

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	6,460,262	$92,079,027	19,124,199	$261,924,130

Shares issued in connection with
reinvestment of distributions	341,832	4,873,161	1,451,097	19,671,854

	6,802,094	96,952,188	20,575,296	281,595,984

Shares repurchased	(2,794,437)	(39,772,398)	(20,883,236)	(288,613,985)

Net increase (decrease)	4,007,657	$57,179,790	(307,940)	$(7,018,001)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	727	0.01%	$10,636

Class R5	1,068	0.44	15,614

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash
Collateral Pool, LLC*	$32,789,432	$85,712,203	$98,240,710	$112,426	$20,260,925

Putnam Short Term
Investment Fund**	271,201,319	172,000,000	197,000,000	765,352	246,201,319

Totals	$303,990,751	$257,712,203	$295,240,710	$877,778	$266,462,244

* No management fees are charged to Putnam Cash Collateral Pool, LLC.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Asset Allocation Balanced Fund 103

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$40

Purchased currency options (contract amount)	$12,500,000

Written equity option contracts (contract amount) (Note 3)	$40

Written currency options (contract amount) (Note 3)	$12,500,000

Futures contracts (number of contracts)	6,000

Forward currency contracts (contract amount)	$416,200,000

Centrally cleared interest rate swap contracts (notional)	$327,800,000

OTC total return swap contracts (notional)	$227,600,000

OTC credit default contracts (notional)	$23,700,000

Centrally cleared credit default contracts (notional)	$172,100,000

Warrants (number of warrants)	140,000

104 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as
hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$6,772,323*	Unrealized depreciation	$2,813,045*

Foreign
exchange contracts	Investments, Receivables	3,224,725	Payables	1,897,641

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	2,277,423*	Unrealized depreciation	2,496,574*

	Receivables, Net assets —		Payables, Net assets —
Interest rate contracts	Unrealized appreciation	742,234*	Unrealized depreciation	1,191,797*

Total		$13,016,705		$8,399,057

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$3,774,827	$3,774,827

Foreign exchange
contracts	—	610,531	—	1,244,434	—	$1,854,965

Equity contracts	26,758	—	31,971,551	—	3,254,556	$35,252,865

Interest rate
contracts	—	—	(6,320,092)	—	(167,190)	$(6,487,282)

Total	$26,758	$610,531	$25,651,459	$1,244,434	$6,862,193	$34,395,375

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)

on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(641,283)	$(641,283)

Foreign exchange
contracts	—	(26,846)	—	(412,461)	—	$(439,307)

Equity contracts	95,833	(22,759)	(4,074,530)	—	(3,559,384)	$(7,560,840)

Interest rate
contracts	—	—	310,937	—	(100,110)	$210,827

Total	$95,833	$(49,605)	$(3,763,593)	$(412,461)	$(4,300,777)	$(8,430,603)

Dynamic Asset Allocation Balanced Fund 105

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$157,090	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$157,090

OTC Total return swap contracts*#	—	12,844	—	19,767	12,798	—	—	—	11,484	—	—	—	—	—	56,893

OTC Credit default contracts*#	—	—	—	—	407,340	300,442	—	—	257,577	—	—	—	—	—	965,359

Centrally cleared credit default contracts§	—	—	1,149,338	—	—	—	—	—	—	—	—	—	—	—	1,149,338

Futures contracts§	—	—	—	—	—	—	—	—	—	724,475	—	—	—	—	724,475

Forward currency
contracts#	394,189	101,344	—	637,808	286,896	407,027	22,964	514,984	—	—	265,167	184,392	173,379	47,769	3,035,919

Purchased options**#	12,492	—	—	—	246	176,314	—	—	—	—	—	—	—	—	189,052

Repurchase agreements**	—	—	—	—	—	—	—	—	—	26,208,000	—	—	—	—	26,208,000

Total Assets	$406,681	$114,188	$1,306,428	$657,575	$707,280	$883,783	$22,964	$514,984	$269,061	$26,932,475	$265,167	$184,392	$173,379	$47,769	$32,486,126

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	191,812	—	—	—	—	—	—	—	—	—	—	—	191,812

OTC Total return swap contracts*#	—	12,374	—	1,735,205	2,780	7,258	—	—	—	—	—	—	—	—	1,757,617

OTC Credit default contracts*#	21,517	9,931	—	—	771,261	650,301	—	—	810,849	—	—	—	—	—	2,263,859

Centrally cleared credit default contracts§	—	—	129	—	—	—	—	—	—	—	—	—	—	—	129

Futures contracts§	—	—	—	—	—	—	—	—	—	559,798	—	—	—	—	559,798

Forward currency contracts#	132,285	209,111	—	176,248	300	237,877	67,011	393,121	—	—	128,353	151,314	199,361	80,709	1,775,690

Written options#	98,959	—	—	—	82	22,992	—	—	—	—	—	—	—	—	122,033

Total Liabilities	$252,761	$231,416	$191,941	$1,911,453	$774,423	$918,428	$67,011	$393,121	$810,849	$559,798	$128,353	$151,314	$199,361	$80,709	$6,670,938

Total Financial and Derivative Net Assets	$153,920	$(117,228)	$1,114,487	$(1,253,878)	$(67,143)	$(34,645)	$(44,047)	$121,863	$(541,788)	$26,372,677	$136,814	$33,078	$(25,982)	$(32,940)	$25,815,188

Total collateral received (pledged)†##	$153,920	$(50,995)	$—	$(1,129,322)	$(67,143)	$144,008	$—	$90,000	$(530,796)	$26,208,000	$136,814	$10,000	$—	$—

Net amount	$—	$(66,233)	$1,114,487	$(124,556)	$—	$(178,653)	$(44,047)	$31,863	$(10,992)	$164,677	$—	$23,078	$(25,982)	$(32,940)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

106 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 107

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

108 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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SA059 305779 5/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017